
                                                      Registration No. 333-33232

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                        [ ]

                         Pre-Effective Amendment No.____              [ ]

                         Post-Effective Amendment No. 7               [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                      [ ]

                               Amendment No. 39                       [X]

                        (Check appropriate box or boxes.)

                         NML VARIABLE ANNUITY ACCOUNT B
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                               (Name of Depositor)

                 720 East Wisconsin Avenue, Milwaukee, Wisconsin        53202
------------------------------------------------------------------    ----------
              (Address of Depositor's Principal Executive Offices)    (Zip Code)

Depositor's Telephone Number, including Area Code 414-271-1444
         ROBERT J. BERDAN, Vice President, General Counsel and Secretary
              720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Title of Securities Being Registered:  MASON STREET VARIABLE ANNUITY

It is proposed that this filing will become effective (check appropriate space)
[ ]     immediately upon filing pursuant to paragraph (b) of Rule 485
[X]     on April 29, 2005 pursuant to paragraph (b) of Rule 485
[ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]     on (DATE) pursuant to paragraph (a)(1) of Rule 485
[ ]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                     Mason Street/SM/ Variable Annuity


                                                                 April 29, 2005

Profile of the Mason Street/SM/ Variable Annuity Contract

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. We describe the Contract more fully in the prospectus which accompanies this Profile. Please read the prospectus carefully.


1. The Annuity Contract The Contract provides a means for you, the owner, to invest on a tax-deferred basis in your selection of twenty-four investment choices. The Contract also allows investment on a fixed basis in a guaranteed account. The Contract is issued by The Northwestern Mutual Life Insurance
Company.


The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement.

We offer the Contract for use in these situations:

..  Traditional Individual Retirement Annuities (IRAs).

..  Roth IRAs.

..  Other situations that do not qualify for special tax treatment.


The twenty-four investment choices are listed in Section 4. These choices bear varying amounts of investment risk. Those with more risk are designed to produce a greater long-term return than those with less risk. But this result is not guaranteed. You can also lose your money.


The amounts you invest on a fixed basis earn interest at a rate we declare from time to time. We guarantee principal and we guarantee the interest rate for each amount for at least one year.


You may invest in any or all of the twenty-four investment choices. Subject to certain limitations designed to deter short-term and excessive trading, you may move money among these choices without charge. Transfers of amounts invested on a fixed basis are also subject to restrictions.



During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving annuity payments from your Contract. Monthly Annuity
Payments begin on the date you select.


The amount you accumulate in your Contract, including the results of investment performance, will determine the amount of your monthly annuity payments.

2. Annuity Payments If you decide to begin receiving monthly annuity payments from your Contract, you may choose one of three payment plans: (1) monthly payments for a specified period of five to thirty years, as you select; (2) monthly payments for your life (assuming you are the annuitant), and you may choose to have payments continue to your beneficiary for the balance of ten or twenty years if you die sooner; or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. After you begin receiving monthly annuity payments you cannot change your selection if the payments depend on your life or the life of another.


These payment plans are available to you on a variable or fixed basis. Variable means that the amount accumulated in your Contract will continue to be invested in one or more of the twenty-four investment portfolios as you choose. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Or you may choose a fixed annuity payment plan which guarantees the amount you will receive each month.



3. Purchase  The Contract can be purchased by an individual through a Financial
Representative of The Northwestern Mutual Life Insurance Company. The minimum initial purchase payment is $50,000. Your Northwestern Mutual Financial
Representative will help you complete a Contract application form.



4. Investment Choices You may invest in any or all of twenty-four divisions, which correspond with the following Portfolios described in the attached prospectuses.


Northwestern Mutual Series Fund, Inc.
     1.Small Cap Growth Stock Portfolio
     2.T. Rowe Price Small Cap Value Portfolio
     3.Aggressive Growth Stock Portfolio
     4.International Growth Portfolio
     5.Franklin Templeton International Equity Portfolio
     6.AllianceBernstein Mid Cap Value Portfolio
     7.Index 400 Stock Portfolio
     8.Janus Capital Appreciation Portfolio
     9.Growth Stock Portfolio
    10.Large Cap Core Stock Portfolio
    11.Capital Guardian Domestic Equity Portfolio
    12.T. Rowe Price Equity Income Portfolio
    13.Index 500 Stock Portfolio
    14.Asset Allocation Portfolio

                                      Mason Street/SM/ Variable Annuity Profile

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   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                     Mason Street/SM/ Variable Annuity


    15.Balanced Portfolio
    16.High Yield Bond Portfolio
    17.Select Bond Portfolio
    18.Money Market Portfolio

Fidelity(R) VIP Mid Cap Portfolio

Russell Investment Funds, Inc.
     1.Multi-Style Equity Fund
     2.Aggressive Equity Fund
     3.Non-U.S. Fund
     4.Core Bond Fund
     5.Real Estate Securities Fund

You may also invest all or part of your funds on a fixed basis in the Guaranteed Interest Fund (GIF).

5. Expenses The Contract has insurance and investment features, and there are costs related to them. Each year we deduct a $30 Contract fee. Currently this fee is waived if the value of your Contract is $25,000 or more.

We also deduct mortality and expense risk charges for the guarantees associated with your Contract. These charges are at the annual rate of 0.35%. We may increase these charges to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus.

If your Contract includes the enhanced death benefit which we offer at extra cost, we will deduct from your Contract value on each Contract anniversary a charge based on the amount of the enhanced death benefit in effect and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the benefit for issue age 45 or less, 0.20% for issue ages 46-55, and 0.40% for issue ages 56-65.


The Portfolios also bear investment charges that range from an annual rate of 0.20% to 1.28% of the average daily value of the Portfolio, without regard to fee waivers or expense limits or reimbursements, depending on the Portfolio you select. The following chart is designed to help you understand the charges for the Contract. The first three columns show the annual expenses as a percentage of assets including the insurance charges, the portfolio charges and the total charges. Portfolio charges are based on 2004 expenses for the Portfolios.
Expenses for the Portfolios reflect fee waivers and expense reimbursements. The last two columns show you examples of the expenses, in dollars, you would pay.
The examples reflect the impact of the asset based charges and the $30 Contract fee calculated by dividing the annual Contract fees collected by the average assets of the sub-account. The examples assume that you invested $10,000 in a Contract which earns 5% annually and that you withdraw your money at the end of year one, and at the end of year ten. Both of these examples reflect aggregate charges on a cumulative basis to the end of the 1 or 10-year period using the current mortality and expense risk charges for years one through five at a rate we guarantee and the maximum permitted mortality and expense risk charges for years six through ten.



We do not make any charges for sales expenses. Your Northwestern Mutual
Financial Representative who offers the Contract represents a broker-dealer or a registered investment adviser. You will pay the broker-dealer a fee in lieu of sales commissions or you will pay a fee for investment advisory services. In either case your Northwestern Mutual Financial Representative will disclose the fees to you and receive a portion of the fees you pay.



For more detailed information, see "Fee and Expense Tables--Expense Table and Annual Fund Operating Expenses" in the attached Contract prospectus.


ii

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                     Mason Street/SM/ Variable Annuity


                                   EXPENSES

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
                                                                                            Examples:* **
                                                                                            Total Annual
                                              Annual Expenses as a Percentage of Assets    Expenses At End of
CONTRACT WITHOUT THE                           Total Annual      Total Annual
ENHANCED DEATH BENEFIT                          Insurance         Portfolio   Total Annual
Portfolio                                        Charges*         Charges**    Expenses*   1 Year   10 Years
-                                          ------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   0.35% (0.35% + 0.00%)    0.57%        0.92%      $ 94     $1,393
  T. Rowe Price Small Cap Value            0.35% (0.35% + 0.00%)    0.88%        1.23%      $125     $1,742
  Aggressive Growth Stock                  0.35% (0.35% + 0.00%)    0.52%        0.87%      $ 89     $1,335
  International Growth                     0.35% (0.35% + 0.00%)    0.98%        1.33%      $135     $1,853
  Franklin Templeton International Equity  0.35% (0.35% + 0.00%)    0.72%        1.07%      $109     $1,563
  AllianceBernstein Mid Cap Value          0.35% (0.35% + 0.00%)    0.89%        1.24%      $126     $1,749
  Index 400 Stock                          0.35% (0.35% + 0.00%)    0.26%        0.61%      $ 62     $1,032
  Janus Capital Appreciation               0.35% (0.35% + 0.00%)    0.84%        1.19%      $121     $1,694
  Growth Stock                             0.35% (0.35% + 0.00%)    0.43%        0.78%      $ 80     $1,231
  Large Cap Core Stock                     0.35% (0.35% + 0.00%)    0.44%        0.79%      $ 81     $1,243
  Capital Guardian Domestic Equity         0.35% (0.35% + 0.00%)    0.62%        0.97%      $ 99     $1,450
  T. Rowe Price Equity Income              0.35% (0.35% + 0.00%)    0.69%        1.04%      $106     $1,526
  Index 500 Stock                          0.35% (0.35% + 0.00%)    0.20%        0.55%      $ 56     $  961
  Asset Allocation                         0.35% (0.35% + 0.00%)    0.64%        0.99%      $101     $1,473
  Balanced                                 0.35% (0.35% + 0.00%)    0.30%        0.65%      $ 66     $1,079
  High Yield Bond                          0.35% (0.35% + 0.00%)    0.50%        0.85%      $ 87     $1,312
  Select Bond                              0.35% (0.35% + 0.00%)    0.30%        0.65%      $ 66     $1,079
  Money Market**                           0.35% (0.35% + 0.00%)    0.30%        0.65%      $ 66     $1,079
Fidelity(R) VIP Mid Cap Portfolio          0.35% (0.35% + 0.00%)    0.96%        1.31%      $133     $1,831
Russell Investment Funds, Inc.
  Multi-Style Equity                       0.35% (0.35% + 0.00%)    0.87%        1.22%      $124     $1,741
  Aggressive Equity                        0.35% (0.35% + 0.00%)    1.05%        1.40%      $143     $2,046
  Non-U.S.                                 0.35% (0.35% + 0.00%)    1.15%        1.50%      $153     $2,162
  Core Bond                                0.35% (0.35% + 0.00%)    0.70%        1.05%      $107     $1,571
  Real Estate Securities                   0.35% (0.35% + 0.00%)    0.92%        1.27%      $129     $1,787


* The $30 Contract fee is reflected as 0.00% of the assets based on actual fees collected divided by average assets of the sub-account. We may increase the insurance charges to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus.

** Total Annual Portfolio Charges for each of the Russell Investment Funds, other than the Real Estate Securities Fund, reflect contractual fee waivers and expense reimbursements in effect through April 30, 2006. These waivers and reimbursements also are reflected in the Examples. A fee waiver applied to the Money Market Portfolio during 2004. Without this waiver the Total Annual Portfolio Charges would have been higher. The waiver ended on December 31, 2004. Total Annual Portfolio Charges for the Money Market Portfolio have been restated in the table to reflect expenses without the fee waiver. See also "Fee and Expense Tables" in the Contract prospectus.


                                      Mason Street/SM/ Variable Annuity Profile

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   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
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                                   EXPENSES

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
                                                                                                   Examples: * **
CONTRACT WITH THE                                                                                   Total Annual
ENHANCED DEATH BENEFIT AT                         Annual Expenses as a Percentage of Assets        Expenses At End of
MAXIMUM CHARGE (0.40%)                             Total Annual          Total Annual
                                                    Insurance             Portfolio   Total Annual
Portfolio                                            Charges*             Charges**    Expenses*   1 Year   10 Years
-                                          --------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   0.75% (0.35% + 0.00% + 0.40%)    0.57%        1.32%      $136     $1,891
  T. Rowe Price Small Cap Value            0.75% (0.35% + 0.00% + 0.40%)    0.88%        1.63%      $167     $2,232
  Aggressive Growth Stock                  0.75% (0.35% + 0.00% + 0.40%)    0.52%        1.27%      $130     $1,835
  International Growth                     0.75% (0.35% + 0.00% + 0.40%)    0.98%        1.73%      $177     $2,340
  Franklin Templeton International Equity  0.75% (0.35% + 0.00% + 0.40%)    0.72%        1.47%      $151     $2,058
  AllianceBernstein Mid Cap Value          0.75% (0.35% + 0.00% + 0.40%)    0.89%        1.64%      $168     $2,243
  Index 400 Stock                          0.75% (0.35% + 0.00% + 0.40%)    0.26%        1.01%      $104     $1,539
  Janus Capital Appreciation               0.75% (0.35% + 0.00% + 0.40%)    0.84%        1.59%      $163     $2,189
  Growth Stock                             0.75% (0.35% + 0.00% + 0.40%)    0.43%        1.18%      $121     $1,734
  Large Cap Core Stock                     0.75% (0.35% + 0.00% + 0.40%)    0.44%        1.19%      $122     $1,745
  Capital Guardian Domestic Equity         0.75% (0.35% + 0.00% + 0.40%)    0.62%        1.37%      $141     $1,947
  T. Rowe Price Equity Income              0.75% (0.35% + 0.00% + 0.40%)    0.69%        1.44%      $148     $2,025
  Index 500 Stock                          0.75% (0.35% + 0.00% + 0.40%)    0.20%        0.95%      $ 98     $1,469
  Asset Allocation                         0.75% (0.35% + 0.00% + 0.40%)    0.64%        1.39%      $143     $1,969
  Balanced                                 0.75% (0.35% + 0.00% + 0.40%)    0.30%        1.05%      $108     $1,585
  High Yield Bond                          0.75% (0.35% + 0.00% + 0.40%)    0.50%        1.25%      $128     $1,813
  Select Bond                              0.75% (0.35% + 0.00% + 0.40%)    0.30%        1.05%      $108     $1,585
  Money Market**                           0.75% (0.35% + 0.00% + 0.40%)    0.30%        1.05%      $108     $1,585
Fidelity(R) VIP Mid Cap Portfolio          0.75% (0.35% + 0.00% + 0.40%)    0.96%        1.71%      $175     $2,318
Russell Investment Funds, Inc.
  Multi-Style Equity                       0.75% (0.35% + 0.00% + 0.40%)    0.87%        1.62%      $166     $2,231
  Aggressive Equity                        0.75% (0.35% + 0.00% + 0.40%)    1.05%        1.80%      $184     $2,528
  Non-U.S.                                 0.75% (0.35% + 0.00% + 0.40%)    1.15%        1.90%      $194     $2,642
  Core Bond                                0.75% (0.35% + 0.00% + 0.40%)    0.70%        1.45%      $149     $2,065
  Real Estate Securities                   0.75% (0.35% + 0.00% + 0.40%)    0.92%        1.67%      $171     $2,275


* The $30 Contract fee is reflected as 0.00% of the assets based on actual fees collected divided by average assets of the sub-account. We may increase the mortality and expense risk charges from 0.35% to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus. The insurance charges include 0.40% for the enhanced death benefit at the maximum charge for issue ages 56-65. The charge is 0.10% for issue ages 45 or less, and 0.20% for issue ages 46-55.

** Total Annual Portfolio Charges for each of the Russell Investment Funds, other than the Real Estate Securities Fund, reflect contractual fee waivers and expense reimbursements in effect through April 30, 2006. These waivers and reimbursements also are reflected in the Examples. A fee waiver applied to the Money Market Portfolio during 2004. Without this waiver the Total Annual Portfolio Charges would have been higher. The waiver ended on December 31, 2004. Total Annual Portfolio Charges for the Money Market Portfolio have been restated in the table to reflect expenses without the fee waiver. See also "Fee and Expense Tables" in the Contract prospectus.



6. Taxes A Contract may be issued as an individual retirement annuity (IRA), Roth IRA, or nontax-qualified annuity. The Contracts will be subject to certain contribution limits and/or other requirements depending on their tax classification. For Roth IRAs and nontax-qualified annuities, purchase payments are not excluded from income, while for individual retirement annuities (IRAs) they are excluded from income. In all cases, earnings on your Contract are not taxed as they accrue. If the Contract is purchased as an IRA, the entire amount of monthly annuity payments, and any withdrawals, will generally be taxed as income. If the Contract is purchased as a Roth IRA, certain distributions after 5 years will be tax-free. Finally, if the Contract is purchased as a nonqualified annuity, amounts withdrawn prior to the income phase will be taxed as income to the extent of earnings. During the income phase, monthly Annuity Payments will be considered partly a return of your investment which is not taxed and partly a distribution of earnings which is taxed as income. In all cases, a 10% federal penalty tax may apply if you make taxable withdrawals from the Contract before you reach age 59 1/2.


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7. Access To Your Money  You may take money out of your Contract at any time before monthly Annuity Payments begin. You may have to pay income tax and a tax penalty on amounts you take out.


8. Performance The value of your Contract will vary up or down reflecting the performance of the investment portfolios you select. The chart below shows total returns for each of the investment portfolios that was in operation, and used with NML Variable Annuity Account B, during the years shown. These numbers reflect the asset-based charges for mortality and expense risks without the enhanced death benefit, the annual Contract fees and investment expenses for each portfolio. The amount for the Contract fee for 2004 was 0.00%.


The performance numbers have been calculated based on the actual performance of the Portfolios and the expense charges for the Contracts. Past performance does not guarantee future results.

                                  PERFORMANCE

--------------------------------------------------------------------------------

                                                                        Calendar Year
Portfolio                                   2004   2003   2002    2001    2000    1999   1998   1997   1996   1995
-------------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   18.38% 32.59% -18.71%  -4.10%   6.34%    NA     NA     NA     NA     NA
  T. Rowe Price Small Cap Value            24.13  34.68   -5.91    1.61      NA     NA     NA     NA     NA     NA
  Aggressive Growth Stock                  13.82  24.26  -21.43  -20.16    5.81% 43.28%  7.18% 13.47% 17.28% 38.81%
  International Growth                     21.17  38.50  -12.64   -9.53      NA     NA     NA     NA     NA     NA
  Franklin Templeton International Equity  18.91  39.97  -17.69  -14.30   -1.14  22.47   4.45  11.89  20.59  14.17
  AllianceBernstein Mid Cap Value          18.25  32.84      NA      NA      NA     NA     NA     NA     NA     NA
  Index 400 Stock                          15.86  34.54  -14.84   -1.01   16.80     NA     NA     NA     NA     NA
  Janus Capital Appreciation               19.25  19.62      NA      NA      NA     NA     NA     NA     NA     NA
  Growth Stock                              6.30  18.53  -21.11  -14.52   -2.83  22.07  26.25  29.40  20.48  30.37
  Large Cap Core Stock                      7.78  23.62  -28.45   -8.10   -7.29   7.11  22.71  29.58  19.55  30.66
  Capital Guardian Domestic Equity         16.44  33.94  -21.52   -2.33      NA     NA     NA     NA     NA     NA
  T. Rowe Price Equity Income              14.76  23.35      NA      NA      NA     NA     NA     NA     NA     NA
  Index 500 Stock                          10.31  27.99  -22.34  -12.19   -9.07  20.49  28.27  32.73  22.32  36.78
  Asset Allocation                          9.63  20.21  -10.57   -2.25      NA     NA     NA     NA     NA     NA
  Balanced                                  7.52  17.58   -7.86   -3.49    -.52  10.81  18.46  21.09  13.05  25.95
  High Yield Bond                          12.37  28.61   -3.23    4.66   -4.93  -0.81  -2.17  15.45  19.35  16.37
  Select Bond                               4.38   5.12   11.70    9.98    9.83  -1.37   6.70   9.08   2.95  18.68
  Money Market                              1.08   0.88    1.30    3.55    5.92   4.69   5.06   5.10   4.91   5.45
Fidelity(R) VIP Mid Cap Portfolio          24.22  40.34      NA      NA      NA     NA     NA     NA     NA     NA
Russell Investment Funds
  Multi-Style Equity                        9.42  28.41  -23.46  -14.51  -12.57     NA     NA     NA     NA     NA
  Aggressive Equity                        14.33  45.09  -19.34   -2.71   -1.01     NA     NA     NA     NA     NA
  Non-U.S.                                 17.89  38.30  -15.44  -22.30  -14.73     NA     NA     NA     NA     NA
  Core Bond                                 4.30   5.78    8.46    7.03    9.62     NA     NA     NA     NA     NA
  Real Estate Securities                   34.40  36.73    3.44    7.46   26.79     NA     NA     NA     NA     NA


9. Death Benefit If you die before age 75, and before monthly Annuity Payments begin, your beneficiary will receive a death benefit. The amount will be the value of your Contract or, if greater, the amount you have paid in.


We offer an enhanced death benefit at extra cost. We increase the enhanced death benefit on each Contract anniversary, up to age 80, if the Contract value has increased. The death benefit is payable if you die while the contract is in force.


The death benefit will be adjusted, of course, for any purchase payments or withdrawals you have made. The death benefit may be paid as a lump sum, or your beneficiary may select a monthly Annuity Payment plan, or the Contract may be continued in force with a contingent Annuitant, subject to the minimum distribution requirements discussed under "Federal Income Taxes--Taxation of Contract Benefits--Minimum Distribution Requirements" in the attached Contract prospectus.


                                      Mason Street/SM/ Variable Annuity Profile

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10. Other Information

Free Look If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment.

Avoid Probate In most cases, when you die, your beneficiary will receive the full death benefit of your Contract without going through probate.


Automatic Dollar-Cost Averaging With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Division into the division or divisions you have chosen on a monthly, quarterly or semi-annual basis.


Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.


Electronic Funds Transfer (EFT) Another convenient way to invest using the dollar-cost averaging approach is through our EFT plan. These automatic withdrawals allow you to add to the divisions(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.


A program of regular investing cannot assure a profit or protect against loss in a declining market.


Systematic Withdrawal Plan You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.


Automatic Required Minimum Distributions (RMD) For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Portfolio Rebalancing To help you maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.


Portfolio rebalancing may only be used with the investment divisions, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.


A program of regular investing cannot assure a profit or protect against a loss in a declining market.


Interest Sweeps If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of investment divisions. Interest earnings can be swept monthly, quarterly, semi-annually or annually. The Guaranteed Interest Fund ("GIF") is not available in the state of MA.


Northwestern Mutual Express 1-800-519-4665

Get up-to-date information about your nontax-qualified Contract at your convenience with your Contract number and your Personal Identification Number
(PIN). Call toll-free to review contract values and unit values, transfer among investment options, change the allocation and obtain division performance information.


Internet For information about Northwestern Mutual, visit us on our Website. Access fund performance information, forms for routine service and daily contract and unit values for Contracts you own with your User ID and password. Eligible Contract owners may also transfer invested assets among investment divisions and change the allocation of future contributions online. For enrollment information, please contact us at 1-888-455-2232.

The amount and timing restrictions that ordinarily apply to transfers between the GIF and the variable funds do not apply to interest sweeps.


www.northwesternmutual.com


These features may not be available in all states and may not be suitable for your particular situation.

11. Inquiries  If you need more information, please contact us at:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-888-455-2232

Mason Street/SM/ Variable Annuity Profile

                                  Prospectus

                                April 29, 2005


                       Mason Street/SM/ Variable Annuity

           Issued by The Northwestern Mutual Life Insurance Company
                      and NML Variable Annuity Account B


--------------------------------------------------------------------------------

This prospectus describes an individual flexible payment Variable Annuity Contract (the "Contract") for Individual Retirement Annuities ("IRAs"), Roth IRAs and Nontax-Qualified Annuities and Non-Qualified Plans. You may choose to invest your Net Purchase Payments on a tax-deferred basis in a Guaranteed Interest Fund for investment on a fixed basis or in one or more investment divisions, each of which invests in one of the corresponding portfolios/funds listed below:

Northwestern Mutual
Series Fund, Inc.
Small Cap Growth Stock     Large Cap Core Stock
Portfolio                  Portfolio
T. Rowe Price Small Cap    Capital Guardian Domestic
Value Portfolio            Equity Portfolio
Aggressive Growth Stock    T. Rowe Price Equity
Portfolio                  Income Portfolio
International Growth
Portfolio                  Index 500 Stock Portfolio
Franklin Templeton
International Equity
Portfolio                  Asset Allocation Portfolio
AllianceBernstein Mid Cap
Value Portfolio            Balanced Portfolio
Index 400 Stock Portfolio  High Yield Bond Portfolio
Janus Capital
Appreciation Portfolio     Select Bond Portfolio
Growth Stock Portfolio     Money Market Portfolio

Fidelity(R) Variable
  Insurance Products Fund
  III
Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund    Core Bond Fund
Aggressive Equity Fund     Real Estate Securities
                           Fund
Non-U.S. Fund

          Please read carefully this prospectus and the accompanying prospectuses for the corresponding portfolios/funds and
              keep them for future reference. These prospectuses
                provide information that you should know before
                          investing in the Contract.

  The Securities and Exchange Commission has not approved or disapproved the Contract or determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

--------------------------------------------------------------------------------



More information about NML Variable Annuity Account B ("Account") is included in a Statement of Additional Information ("SAI"), dated April 29, 2005, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. To receive a copy, call 1-888-455-2232 or send a written request to Northwestern Mutual, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, WI 53202. You will find the table of contents for the SAI at the end of this prospectus. Information about the Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Account are available on the SEC's internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102.

[LOGO] Northwestern Mutual

Contents of this Prospectus


                                                            Page
                                                            ----
                INDEX OF SPECIAL TERMS.....................   1
                FEE AND EXPENSE TABLES.....................   1
                 Expense Table.............................   1
                 Annual Fund Operating Expenses............   2
                ACCUMULATION UNIT VALUES...................   6
                THE COMPANY................................   7
                NML VARIABLE ANNUITY ACCOUNT B.............   7
                THE FUNDS..................................   8
                 Northwestern Mutual Series Fund, Inc......   8
                 Fidelity(R) Variable Insurance Products
                   Fund III................................  10
                 Russell Investment Funds..................  10
                THE CONTRACT...............................  11
                 Purchase Payments Under the Contract......  11
                   Amount and Frequency....................  11
                   Application of Purchase Payments........  11
                 Net Investment Factor.....................  11
                 Benefits Provided Under the Contract......  12
                   Withdrawal Amount.......................  12
                   Death Benefit...........................  12
                   Maturity Benefit........................  13
                 Variable Payment Plans....................  13
                   Description of Payment Plans............  13
                   Amount of Annuity Payments..............  13
                   Assumed Investment Rate.................  13
                 Additional Information....................  14
                   Transfers Between Divisions and Payment
                     Plans.................................  14
                   Short Term and Excessive Trading........  14
                   Owners of the Contract..................  15
                   Deferment of Benefit Payments...........  15
                   Free Look...............................  15
                   Avoid Probate...........................  15
                   Automatic Dollar-Cost Averaging.........  15
                   Electronic Funds Transfer (EFT).........  15
                   Systematic Withdrawal Plan..............  15


                                                            Page
                                                            ----
                  Automatic Required Minimum Distributions
                    (RMD)..................................  15
                  Portfolio Rebalancing....................  16
                  Interest Sweeps..........................  16
                  Dividends................................  16
                  Voting Rights............................  16
                  Substitution and Change..................  16
                  Fixed Annuity Payment Plans..............  16
                  Performance Data.........................  16
                  Legal Proceedings........................  16
                  Financial Statements.....................  17
               THE GUARANTEED INTEREST FUND................  17
               FEDERAL INCOME TAXES........................  17
                Qualified and Nontax-Qualified Plans.......  17
                Contribution Limitations and General
                  Requirements Applicable to Contract......  18
                  Traditional IRA..........................  18
                  Roth IRA.................................  18
                  Nontax-qualified Contract................  18
                Taxation of Contract Benefits..............  18
                  IRAs.....................................  18
                  Roth IRAs................................  18
                  Nonqualified Contracts...................  19
                  Premature Withdrawals....................  19
                  Minimum Distribution Requirements........  19
                Taxation of Northwestern Mutual............  20
                Other Considerations.......................  20
               DEDUCTIONS..................................  20
                Mortality Rate and Expense Risk Charges....  20
                  Contract Fee.............................  20
                  Enhanced Death Benefit Charge............  20
                  Premium Taxes............................  20
                  Expenses for the Portfolios and Funds....  20
               DISTRIBUTION OF THE CONTRACT................  21
               TABLE OF CONTENTS FOR STATEMENT OF
                 ADDITIONAL INFORMATION....................  21

This prospectus describes only the Account and the variable provisions of the Contract, except where there are specific references to the fixed provisions. The following special terms used in this prospectus are discussed at the pages indicated.


Index of Special Terms




                 Term                                     Page
                 ----                                     ----
                 Accumulation Unit.......................  11
                 Annuity (or Annuity Payments)...........  12
                 Net Investment Factor...................  11
                 Payment Plans...........................  13


                      Term                           Page
                      ----                           ----
                      Annuitant.....................  12
                      Maturity Date.................  13
                      Owner.........................  15
                      Withdrawal Amount.............  12

--------------------------------------------------------------------------------


Fee and Expense Tables



Expense Table



The following table describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the table below we show the fees and expenses you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Account divisions. On the right side of the table we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual fund operating expenses which are shown in the table on the following page.




              Transaction Expenses for Contract Owners
              Maximum Sales Load (as a percentage of purchase
               payments)..................................... None
              Withdrawal Charge.............................. None

            Annual Expenses of the Account
             (as a percentage of assets)
            Current Mortality and Expense Risk Fees*......... 0.35%
            Maximum Mortality and Expense Risk Fees*......... 0.75%
            Other Expenses*..................................  None
                                                              -----
            Total Current Separate Account Annual Expenses*.. 0.35%
            Total Maximum Separate Account Annual Expenses*.. 0.75%

            Annual Contract Fee
            $30; waived if the Contract Value equals or
             exceeds $25,000

            Annual Charge for Optional Enhanced Death Benefit
            Maximum Charge (as a percentage of the benefit)** 0.40%

* We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk fees to a maximum annual rate of 0.75%.
**The maximum charge is for issue age 56 and above. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55.

                                   Mason Street/SM/ Variable Annuity Prospectus

Annual Fund Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios or Funds offered through Northwestern Mutual Series Fund, Inc., Fidelity(R) Variable Insurance Products Fund III and Russell Investment Funds that are available for investment under the Contract. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2004. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.


        Fund Company                                     Total Annual Fund Operating Expenses
        ------------                                     ------------------------------------
                                                         Minimum            Maximum
                                                         -------            -------
        Northwestern Mutual Series Fund, Inc............  0.20%              0.98%
        Fidelity(R) Variable Insurance Products Fund III  0.96%              0.96%
        Russell Investment Funds........................  0.73%              1.28%


The following table shows total annual operating expenses of each Fund or Portfolio available for investment under the Contract. Fund operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2004, except as otherwise set forth in the notes to the table.


                                                                                         Total Net Operating
                                                                                         Expenses (Including
                                                     Investment                  Total   Contractual Waivers,
                                                      Advisory   Other   12b-1 Operating   Limitations and
Portfolio or Fund                                       Fees    Expenses Fees  Expenses    Reimbursements)
-----------------                                    ---------- -------- ----- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.56%     0.01%      --   0.57%          0.57%
  T. Rowe Price Small Cap Value Portfolio/(a)/......   0.85%     0.03%      --   0.88%          0.88%
  Aggressive Growth Stock Portfolio.................   0.52%     0.00%      --   0.52%          0.52%
  International Growth Portfolio/(b)/...............   0.75%     0.23%      --   0.98%          0.98%
  Franklin Templeton International Equity Portfolio.   0.66%     0.06%      --   0.72%          0.72%
  AllianceBernstein Mid Cap Value Portfolio/(c)/....   0.85%     0.04%      --   0.89%          0.89%
  Index 400 Stock Portfolio.........................   0.25%     0.01%      --   0.26%          0.26%
  Janus Capital Appreciation Portfolio/(d)/.........   0.80%     0.04%      --   0.84%          0.84%
  Growth Stock Portfolio............................   0.42%     0.01%      --   0.43%          0.43%
  Large Cap Core Stock Portfolio....................   0.43%     0.01%      --   0.44%          0.44%
  Capital Guardian Domestic Equity Portfolio/(e)/...   0.61%     0.01%      --   0.62%          0.62%
  T. Rowe Price Equity Income Portfolio/(f)/........   0.65%     0.04%      --   0.69%          0.69%
  Index 500 Stock Portfolio.........................   0.20%     0.00%      --   0.20%          0.20%
  Asset Allocation Portfolio/(g)/...................   0.56%     0.08%      --   0.64%          0.64%
  Balanced Portfolio................................   0.30%     0.00%      --   0.30%          0.30%
  High Yield Bond Portfolio.........................   0.47%     0.03%      --   0.50%          0.50%
  Select Bond Portfolio.............................   0.30%     0.00%      --   0.30%          0.30%
  Money Market Portfolio/(h)/.......................   0.30%     0.00%      --   0.30%          0.30%

Fidelity(R) VIP Mid Cap Portfolio/(j)/..............   0.57%     0.14%   0.25%   0.96%          0.96%

Russell Investment Funds
  Multi-Style Equity Fund/(k)/......................   0.78%     0.10%      --   0.88%          0.87%
  Aggressive Equity Fund/(l)/.......................   0.95%     0.22%      --   1.17%          1.05%
  Non-U.S. Fund/(m)/................................   0.95%     0.33%      --   1.28%          1.15%
  Core Bond Fund/(n)/...............................   0.60%     0.13%      --   0.73%          0.70%
  Real Estate Securities Fund/(o)/..................   0.85%     0.07%      --   0.92%          0.92%


/(a)/T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(b)/International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis.
/(c)/AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.

Mason Street/SM/ Variable Annuity Prospectus

/(d)/Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.
/(e)/Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.61% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(f)/T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(g)/Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.56% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(h)/Money Market Portfolio MSA voluntarily waived its management fee for the period from December 2, 2002 through December 31, 2004. Without this waiver, operating expenses would have been higher. This waiver ended on December 31, 2004. Total Net Operating Expenses have been restated in the table for the year ended December 31, 2004, to reflect expenses without the fee waiver.
/(j)/Fidelity(R) VIP Mid Cap Portfolio  Effective February 1, 2005 the
     Portfolio's advisor, Fidelity Management & Research Company ("FMR"), has voluntarily agreed to reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of average net assets, exceeds 1.10%. This arrangement may be discontinued by FMR at any time.
/(k)/Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
     Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.
/(l)/Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.
/(m)/Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.
/(n)/Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.
/(o)/Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.

                                   Mason Street/SM/ Variable Annuity Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, separate account annual expenses, and fees and expenses for the Portfolios of Northwestern Mutual Series Fund, Inc., Fidelity(R) VIP Mid Cap Portfolio and Russell Investment Funds (the "Portfolios and Funds"). Although the minimum initial purchase payment for a Contract is $50,000, the Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and reflect Total Net Operating Expenses (including Contractual Waivers, Limitations and Reimbursements) for the individual Portfolios and Funds as shown in the preceding Annual Fund Operating Expenses Table. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown below for a $10,000 investment or the numbers in the Examples multiplied by five for a $50,000 investment.


EXAMPLE

Contract Without the Enhanced Death Benefit--You would pay the following expenses on each $10,000 investment, assuming 5% annual return:


                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $ 94   $293    $509    $1,393
     T. Rowe Price Small Cap Value...........  $125   $390    $676    $1,742
     Aggressive Growth Stock.................  $ 89   $278    $482    $1,335
     International Growth....................  $135   $421    $729    $1,853
     Franklin Templeton International Equity.  $109   $340    $590    $1,563
     AllianceBernstein Mid Cap Value.........  $126   $393    $681    $1,749
     Index 400 Stock.........................  $ 62   $195    $340    $1,032
     Janus Capital Appreciation..............  $121   $378    $654    $1,694
     Growth Stock............................  $ 80   $249    $433    $1,231
     Large Cap Core Stock....................  $ 81   $252    $439    $1,243
     Capital Guardian Domestic Equity........  $ 99   $309    $536    $1,450
     T. Rowe Price Equity Income.............  $106   $331    $574    $1,526
     Index 500 Stock.........................  $ 56   $176    $307    $  961
     Asset Allocation........................  $101   $315    $547    $1,473
     Balanced................................  $ 66   $208    $362    $1,079
     High Yield Bond.........................  $ 87   $271    $471    $1,312
     Select Bond.............................  $ 66   $208    $362    $1,079
     Money Market............................  $ 66   $208    $362    $1,079

   Fidelity(R) VIP Mid Cap Portfolio.........  $133   $415    $718    $1,831

   Russell Investment Funds, Inc.
     Multi-Style Equity......................  $124   $389    $674    $1,741
     Aggressive Equity.......................  $143   $464    $814    $2,046
     Non-U.S.................................  $153   $497    $870    $2,162
     Core Bond...............................  $107   $339    $592    $1,571
     Real Estate Securities..................  $129   $403    $697    $1,787

Mason Street/SM/ Variable Annuity Prospectus

EXAMPLE

Contract With the Enhanced Death Benefit--You would pay the following expenses on each $10,000 investment, assuming (1) 5% annual return and (2) election of the enhanced death benefit at maximum charge (issue ages 56-65):


                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $136   $423   $  735   $1,891
     T. Rowe Price Small Cap Value...........  $167   $520   $  899   $2,232
     Aggressive Growth Stock.................  $130   $408   $  708   $1,835
     International Growth....................  $177   $550   $  952   $2,340
     Franklin Templeton International Equity.  $151   $470   $  815   $2,058
     AllianceBernstein Mid Cap Value.........  $168   $523   $  905   $2,243
     Index 400 Stock.........................  $104   $326   $  568   $1,539
     Janus Capital Appreciation..............  $163   $507   $  878   $2,189
     Growth Stock............................  $121   $380   $  660   $1,734
     Large Cap Core Stock....................  $122   $383   $  665   $1,745
     Capital Guardian Domestic Equity........  $141   $439   $  762   $1,947
     T. Rowe Price Equity Income.............  $148   $461   $  799   $2,025
     Index 500 Stock.........................  $ 98   $307   $  536   $1,469
     Asset Allocation........................  $143   $445   $  772   $1,969
     Balanced................................  $108   $339   $  590   $1,585
     High Yield Bond.........................  $128   $401   $  698   $1,813
     Select Bond.............................  $108   $339   $  590   $1,585
     Money Market............................  $108   $339   $  590   $1,585

   Fidelity(R) VIP Mid Cap Portfolio.........  $175   $544   $  941   $2,318

   Russell Investment Funds, Inc.
     Multi-Style Equity......................  $166   $518   $  898   $2,231
     Aggressive Equity.......................  $184   $593   $1,036   $2,528
     Non-U.S.................................  $194   $626   $1,092   $2,642
     Core Bond...............................  $149   $469   $  816   $2,065
     Real Estate Securities..................  $171   $532   $  920   $2,275



The purpose of the tables above is to assist a Contract Owner in understanding the expenses paid by the Account and the Portfolios and Funds and borne by investors in the Contracts. We guarantee the current mortality and expense risk charges for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75%. The tables reflect the current mortality and expense risk charges at the guaranteed rate for the first five years, and the maximum permitted mortality and expense risk charges after five years. The $30 annual Contract fee is reflected as 0.00% based on estimated annual contract fees we will collect divided by the estimated corresponding average assets of the division. The Contract provides for charges for transfers between the divisions of the Account and for premium taxes, but we are not currently making such charges. See "Transfers Between Divisions and Payment Plans" and "Deductions" for additional information about expenses for the Contract. Expense numbers also reflect the annual expenses for each Portfolio and Fund, as a percentage of average net assets, based on 2004 operations. Expenses for each of the Russell Investment Funds, other than the Real Estate Securities Fund, reflect fee waivers and expense reimbursements that the Fund's adviser has contractually agreed to make through April 30, 2006. Absent the fee waivers and expense reimbursements the expenses would be higher. Expenses for the Money Market Portfolio have been restated to reflect expenses without a fee waiver which terminated on December 31, 2004.


The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contract.

                                   Mason Street/SM/ Variable Annuity Prospectus

Accumulation Unit Values



The following tables present the Accumulation Unit Values for Contracts offered by means of this prospectus.


Contracts Issued on or After June 30, 2000

Northwestern Mutual Series Fund, Inc.

                                                                    December 31
                                                 --------------------------------------------------
                                                    2004       2003       2002      2001     2000
                                                 ---------- ---------- ---------- -------- --------
Small Cap Growth Stock Division
  Accumulation Unit Value....................... $    1.078 $     .910 $     .686 $   .844 $   .881
  Number of Units Outstanding...................  1,181,127    695,162    665,228  508,234   44,471
T. Rowe Price Small Cap Value Division
  Accumulation Unit Value/(b)/.................. $    1.598 $    1.288 $     .956 $  1.016       --
  Number of Units Outstanding...................  1,020,712    629,058    210,217   23,123       --
Aggressive Growth Stock Division
  Accumulation Unit Value....................... $    0.815 $     .716 $     .576 $   .733 $   .919
  Number of Units Outstanding...................  1,615,370    957,633    986,506  582,814  134,209
International Growth Division
  Accumulation Unit Value/(b)/.................. $    1.326 $    1.095 $     .790 $   .905       --
  Number of Units Outstanding...................  1,049,810    470,700    339,861  129,627       --
Franklin Templeton International Equity Division
  Accumulation Unit Value....................... $    1.147 $     .964 $     .689 $   .837 $   .977
  Number of Units Outstanding...................  2,490,047  1,874,367  1,022,292  699,351  142,161
AllianceBernstein Mid Cap Value Division
  Accumulation Unit Value/(a)/.................. $    1.571 $    1.328         --       --       --
  Number of Units Outstanding...................    114,798    171,894         --       --       --
Index 400 Stock Division
  Accumulation Unit Value....................... $    1.401 $    1.209 $     .899 $  1.055 $  1.066
  Number of Units Outstanding...................  1,709,381  1,094,624    603,693  360,121   17,221
Janus Capital Appreciation Division
  Accumulation Unit Value/(a)/.................. $    1.427 $    1.196         --       --       --
  Number of Units Outstanding...................    182,238     91,130         --       --       --
Growth Stock Division
  Accumulation Unit Value....................... $    0.795 $     .748 $     .631 $   .800 $   .935
  Number of Units Outstanding...................  2,474,794  1,970,761  1,342,691  609,167  228,325
Large Cap Core Stock Division
  Accumulation Unit Value....................... $    0.825 $     .766 $     .619 $   .866 $   .942
  Number of Units Outstanding...................    733,565    989,685  1,108,984  578,090  239,033
Capital Guardian Domestic Equity Division
  Accumulation Unit Value/(b)/.................. $    1.195 $    1.027 $     .767 $   .977       --
  Number of Units Outstanding...................  2,506,929  1,480,942    834,527  210,255       --
T. Rowe Price Equity Income Division
  Accumulation Unit Value/(a)/.................. $    1.415 $    1.233         --       --       --
  Number of Units Outstanding...................    410,383    152,524         --       --       --
Index 500 Stock Division
  Accumulation Unit Value....................... $    0.880 $     .798 $     .623 $   .803 $   .914
  Number of Units Outstanding...................  3,971,231  2,177,966  1,582,906  501,362  133,657
Asset Allocation Division
  Accumulation Unit Value/(b)/.................. $    1.152 $    1.051 $     .874 $   .978       --
  Number of Units Outstanding...................  1,627,568  1,318,849  1,424,084       --       --
Balanced Division
  Accumulation Unit Value....................... $    1.102 $    1.025 $     .872 $   .946 $   .980
  Number of Units Outstanding...................  1,961,114  1,650,926  1,067,169  410,322  299,602
High Yield Bond Division
  Accumulation Unit Value....................... $    1.410 $    1.255 $     .976 $  1.008 $   .964
  Number of Units Outstanding...................  2,695,894  1,805,534    489,363  150,335    7,262
Select Bond Division
  Accumulation Unit Value....................... $    1.440 $    1.380 $    1.312 $  1.175 $  1.068
  Number of Units Outstanding...................  7,697,994  4,659,031  1,576,536  498,750    9,785
Money Market Division
  Accumulation Unit Value....................... $    1.103 $    1.091 $    1.081 $  1.068 $  1.031
  Number of Units Outstanding...................  1,474,450    706,120    518,457   79,173       --

/(a)/The initial investment was made on May 1, 2003.

/(b)/The initial investment was made on July 31, 2001.

Mason Street/SM/ Variable Annuity Prospectus

Accumulation Unit Values

Fidelity(R) VIP Mid Cap Portfolio

                                                   December 31
                                                 ---------------
                                                   2004    2003
                                                 -------- ------
                Fidelity(R) VIP Mid Cap Division
                  Accumulation Unit Value/(a)/.. $  1.743 $1.403
                  Number of Units Outstanding...  304,087  5,864

/(a)/The initial investment was made on May 1, 2003.

Russell Investment Funds

                                                  December 31
                               -------------------------------------------------
                                  2004       2003       2002      2001    2000
                               ---------- ---------- ---------- -------- -------
Multi-Style Equity Division
  Accumulation Unit Value..... $    0.842 $     .770 $     .599 $   .783 $  .916
  Number of Units Outstanding.  3,796,448  2,723,073  1,678,579  614,325  44,338
Aggressive Equity Division
  Accumulation Unit Value..... $    1.248 $    1.092 $     .753 $   .933 $  .959
  Number of Units Outstanding.    984,443    713,802    490,957  181,470  14,570
Non-U.S. Division
  Accumulation Unit Value..... $    0.960 $     .814 $     .589 $   .696 $  .896
  Number of Units Outstanding.  2,651,877  1,953,159  1,297,884  334,172  84,247
Core Bond Division
  Accumulation Unit Value..... $    1.356 $    1.300 $    1.229 $  1.133 $ 1.059
  Number of Units Outstanding.  3,078,706  1,903,765  1,040,643  487,772  31,910
Real Estate Division
  Accumulation Unit Value..... $    2.319 $    1.726 $    1.262 $  1.220 $ 1.135
  Number of Units Outstanding.  1,319,716    952,686    559,480  357,585   6,152

--------------------------------------------------------------------------------

The Company
The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $123.9 billion at December 31, 2004.

Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,800 full time financial representatives at December 31, 2004. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.


"Northwestern Mutual," "we," "us" and "our" in this prospectus mean The Northwestern Mutual Life Insurance Company.


--------------------------------------------------------------------------------

NML Variable Annuity Account B
We established the Account on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


The Account has twenty-four divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the divisions as you direct, each of which corresponds with one of the Portfolios of the Funds described below.



Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract Owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.


                                   Mason Street/SM/ Variable Annuity Prospectus

The Funds




Each of Northwestern Mutual Series Fund, Inc, Fidelity(R) Variable Insurance Products Fund III, and the Russell Investment Funds is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end management investment company ("Funds"). The Account buys shares of the series of the Funds identified below ("Portfolios") at their respective net asset values without sales charge. You may choose to allocate your purchase payments among twenty-four divisions and transfer values from one division to another each of which corresponds with one of the Portfolios. Amounts you allocate among the divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the underlying Portfolios in which the Account invests.



The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios of the three Funds described below, see the attached prospectuses. Read the prospectuses carefully before you invest.


Northwestern Mutual Series Fund, Inc.

All of the Series Fund's Portfolios are diversified, except for the Index 400 and Index 500 Stock Portfolios.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which are utilized by MSA in performing its investment advisory functions.

MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Standard & Poor's Small Cap 600 Index ("S&P SmallCap 600(R) Index"). Securities are selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.


T. Rowe Price Small Cap Value Portfolio The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600(R) Index. Equity securities of small companies are selected based on management's belief that they are undervalued with good prospects for capital appreciation based on such measures as, for example, company book or asset values, earnings, cash flow and business franchises.


Aggressive Growth Stock Portfolio The investment objective of the Aggressive Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) primarily in stocks, and primarily in stocks of small and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. selected for their attractive growth potential based on management's assessment of a combination of solid fundamentals, attractive valuation and positive technical evaluation.

Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% of its net assets in securities of issuers from a minimum of three countries outside the U.S. that management believes are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

AllianceBernstein Mid Cap Value Portfolio The investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital; current income is a secondary objective. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of companies with market capitalizations between $1 and $10 billion that are determined to be undervalued.

Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400(R) Index"). Normally, the Portfolio invests in stocks included in the S&P MidCap 400(R) Index in proportion to their Index weightings to capture market performance of medium-sized companies using a computer program to determine which stocks should be purchased or sold.

Mason Street/SM/ Variable Annuity Prospectus

Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. Normally, the Portfolio invests in equity securities of companies of any market capitalization selected for their growth potential using a "bottom up" approach that involves considering companies one at a time. The Portfolio also may invest in special situations, meaning investments in securities of issuers that management believes will appreciate in value due to developments specific to the issuers.

Growth Stock Portfolio The investment objective of the Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a "top down" approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management, product outlook, global exposure, industry leadership position and financial characteristics.

Large Cap Core Stock Portfolio The investment objective of the Large Cap Core Stock Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both "growth" and "value" stocks, and may represent high quality companies across all market sectors. The Portfolio seeks a dividend yield of at least 75% of the dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index"). Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Portfolio also may invest in non-dividend paying stocks.

Capital Guardian Domestic Equity Portfolio The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields. Generally, the companies in which the Portfolio invests will have a market value of $1 billion dollars or more.

T. Rowe Price Equity Income Portfolio The investment objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well-established companies paying above-average dividends. Typically a value approach in selecting investments is employed, meaning that companies are selected based on management's belief that they are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is investment results that approximate the performance of the S&P 500(R) Index. Normally, the Portfolio invests in stocks included in the S&P 500(R) Index in proportion to their Index weightings to capture broad market performance using a computer program to determine which stocks should be purchased or sold.

Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. Normally, the Portfolio invests not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities. The Portfolio is actively managed to capitalize on changing financial markets and economic conditions, following a flexible policy for allocating assets according to a benchmark of 45-75% equities; 20-50% debt, and 0-20% cash or cash equivalents. Up to 50% of net assets may be invested in foreign stocks and up to 20% of net assets may be invested in non-investment grade obligations.

Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. Normally, the Portfolio invests in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. Management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions, while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors. Management also may adjust the percentage of assets in each market sector in response to changing market and economic conditions.

High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called "junk bonds."

                                   Mason Street/SM/ Variable Annuity Prospectus

Select Bond Portfolio The investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders' capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Portfolio is actively managed to take advantage of changes in interest rates, credit quality and maturity based on management's outlook for the economy, the financial markets and other factors. This will increase portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

Money Market Portfolio The investment objective of the Money Market Portfolio is maximum current income consistent with liquidity and stability of capital. Normally, the Portfolio invests in high quality, short term money market instruments that present minimal credit risks as determined by management. Management will seek to maximize returns by trading to take advantage of changing money market conditions and trends and what they believe are disparities in yield relationships between different money market instruments.




Fidelity(R) Variable Insurance Products Fund III



VIP Mid Cap Portfolio The Fidelity(R) VIP Mid Cap Portfolio is a series of Variable Insurance Products Fund III. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio.



The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management & Research Company.



The investment objective of the Fidelity(R) VIP Mid Cap Portfolio is to seek long term growth of capital. Normally, the Portfolio invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks.



Russell Investment Funds



The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.



Multi-Style Equity Fund The investment objective of the Multi-Style Equity Fund is to provide long term capital growth. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies, most of which are U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Portfolio generally defines large and medium capitalization stocks as stocks of the largest 1,000 companies in the U.S.



Aggressive Equity Fund The investment objective of the Aggressive Equity Fund is to provide long term capital growth. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies, most of which are U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Portfolio generally defines medium and small capitalization stocks as stocks of all but the largest 500 companies in the U.S. The Portfolio's investments may include companies that have been publicly traded for less than five years and smaller companies such as companies not listed in the Russell 2000(R) Index.



Non-U.S. Fund The investment objective of the Non-U.S. Fund is to provide long term capital growth. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the U.S. and in depositary receipts, which represent ownership of securities of non-U.S. companies. The Portfolio's investments span most of the developed nations of the world (particularly
Europe and the Far East) to maintain a high degree of diversification among countries and currencies, and the Portfolio may invest up to approximately 5% of its net assets in emerging markets. This Portfolio may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Portfolio with investments in U.S. equity funds.



Core Bond Fund The investment objective of the Core Bond Fund is to provide current income and the preservation of capital. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Portfolio holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Portfolio also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations ("Yankee bonds"). The Portfolio may invest up to 25% of its assets in debt securities that are rated below investment grade. These securities are commonly referred to as "junk bonds." The Portfolio may invest in derivatives as a substitute for holding physical securities or to implement its investment strategies.

Mason Street/SM/ Variable Annuity Prospectus

Real Estate Securities Fund The investment objective of the Real Estate Securities Fund is to provide current income and long term capital growth. The Real Estate Securities Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies, primarily companies known as real estate investment trusts (REITs) and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties. The Portfolio may also invest in equity securities of other types of real estate-related companies. The Portfolio invests in companies which are predominantly U.S. based.


--------------------------------------------------------------------------------

The Contract

Purchase Payments Under the Contract


Amount and Frequency A purchase payment is the money you give us to pay for your Contract. You may make purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us.

The minimum initial purchase payment is $50,000. The minimum amount for each subsequent purchase payment is $25. Minimum amounts for payments by preauthorized check depend on payment frequency. We will accept larger purchase payments than due, or payments at other times, but total purchase payments under any Contract may not exceed $5,000,000 without our consent.

Purchase payments may not exceed the applicable federal income tax limits. (See "Federal Income Taxes.")


Application of Purchase Payments We credit your purchase payments, less any premium taxes for which we make a deduction, to the Account and allocate them to one or more divisions as you direct. We then invest those assets in shares of the Portfolio which corresponds to that division.



We apply purchase payments to provide "Accumulation Units" in one or more divisions. Accumulation Units represent your interest in the Account. The number of Accumulation Units you receive for your initial purchase payment is determined by dividing the amount of the purchase payment to be allocated to a division by the value of an Accumulation Unit in that division, based upon the next valuation of the assets of the division we make after we receive your purchase payment at our Home Office, provided your application is in good order. Your application will be considered to be in "good order" if it is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five business days to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay and hold your purchase payment until the problem is resolved unless you request that we return it. If your application is not in good order, the number of Accumulation Units you receive for your net purchase payment is determined by dividing the amount of the initial purchase payment to be allocated to a division by the value of an Accumulation Unit in that division, based upon the next valuation of the assets of that division we make after the problem is resolved and your application is put in good order. The number of Accumulation Units you receive for each net purchase payment after the initial purchase payment is determined by dividing the amount of the purchase payment to be allocated to a division by the value of an Accumulation Unit in that division, based upon the next valuation of the assets of that division we make after we receive your purchase payment at our Home Office in good order.


We will also accept your purchase payment if you send it to a lockbox facility we have designated. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open, and at any other time required by the Investment Company Act of 1940.

The number of your Accumulation Units will be increased by additional purchase payments or transfers into the Account and decreased by withdrawals or transfers out of the Account. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.


The value of an Accumulation Unit in each division varies with the investment experience of the division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. (See "Net Investment Factor.") Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.



You may direct all or part of a purchase payment to the Guaranteed Interest Fund. Amounts you direct to the Guaranteed Interest Fund will be invested on a fixed basis. (See "The Guaranteed Interest Fund.")


Net Investment Factor


For each division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the division for that period. Under the Contract the net investment rate is related to the assets of the division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio when allocated to the division, calculation of the net investment rate for each of the


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divisions may also be based upon the change in value of a single share of the corresponding Portfolio.


Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share on the valuation date immediately preceding the current valuation date, (c) less an adjustment to provide for the deduction for mortality rate and expense risks that we have assumed. (See "Deductions.")


The Portfolios will distribute investment income and realized capital gains to the Account divisions. We will reinvest those distributions in additional shares of the same Portfolio. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.



Benefits Provided Under the Contract


The benefits provided under the Contract consist of a withdrawal amount, a death benefit and a maturity benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below.


Withdrawal Amount On or prior to the maturity date you are entitled to withdraw the Accumulation Units credited to your Contract and receive the value thereof. The value, which may be either greater or less than the amount you paid is based on the Accumulation Unit value next determined after we receive your written request for withdrawal on a form we provide. The forms are available from our Home Office and our Financial Representatives. You may withdraw a portion of the Accumulation Units on the same basis, except that we will not grant a partial withdrawal which would result in a Contract value of less than $2000 remaining; we will treat a request for such a partial withdrawal as a request to surrender the entire Contract. You may instruct us how to allocate your partial withdrawal request among your investments in the divisions and Guaranteed Interest Fund. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.


Amounts distributed to you upon withdrawal of all or a portion of Accumulation Units may be subject to federal income tax. (See "Federal Income Taxes.") A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2, and certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Required minimum distributions must be taken from your IRA, after you attain age 70 1/2 or, in certain cases, retire. (See "Minimum Distribution Requirements").

If annuity payments are being made under Payment Plan 1 (Payments for a Certain Period) the payee may surrender the Contract and receive the value of the Annuity Units credited to his Contract. Upon death during the certain period of the payee under Plan 2 (Life Annuity With or Without Certain Period) or both payees under Plan 3 (Joint and Survivor Life Annuity With Certain Period), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans.")

Death Benefit


1. Amount of the Death Benefit. If the Annuitant dies before the maturity date, the death benefit will not be less than the Contract value next determined after we receive proof of death at our Home Office. If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will not be less than the amount of purchase payments we received, less an adjustment for every withdrawal. For each withdrawal we reduce the minimum death benefit by the percentage of the Contract value withdrawn. There is no death benefit after annuity payments begin. (See "Maturity Benefit" and "Variable Payment Plans.")



An enhanced death benefit is available at extra cost. Prior to the first Contract anniversary the enhanced death benefit is equal to the total purchase payments received less an adjustment for every withdrawal as described above. On any Contract anniversary prior to the Primary Annuitant's 80th birthday, the enhanced death benefit is the Contract value on that date, but not less than what the enhanced death benefit was on the last preceding valuation date. On any other valuation date before the Primary Annuitant's 80th birthday, the enhanced death benefit will be the amount determined on the most recent Contract anniversary, plus purchase payments we receive since that Contract anniversary less an adjustment for every withdrawal made since that Contract anniversary. For each withdrawal we reduce the enhanced death benefit by the percentage of the Contract value withdrawn. On any valuation date on or after the Primary Annuitant's 80th birthday the enhanced death benefit will be the enhanced death benefit on the Contract anniversary immediately prior to the Primary Annuitant's 80th birthday increased by purchase payments we received since that Contract anniversary and decreased by an adjustment for every withdrawal made since that Contract anniversary. We deduct the extra cost for the enhanced death benefit from the Contract value on each Contract anniversary while the enhanced death benefit is in effect. (See "Enhanced Death Benefit Charge.") The enhanced death benefit is available for issue ages up to 65 and must be elected when the Contract is issued. The enhanced death benefit will remain in effect until the maturity date or the


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death of the Primary Annuitant or you ask us to remove it from your Contract.
You cannot add it to your Contract again after it has been removed.

2. Distribution of the Death Benefit.

Owner is the Annuitant. If the Owner is the Annuitant and the Owner dies before the maturity date, the beneficiary becomes entitled to the death benefit. The beneficiary automatically becomes the new Owner and Annuitant and the Contract continues in force unless the beneficiary elects to receive the death benefit in a lump sum or under a variable payment plan. The beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See "Minimum Distribution Requirements")

Owner is not the Annuitant. If the Owner is not the Annuitant and the Annuitant dies before the maturity date, the Contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no Contingent Annuitant is named within 60 days after we receive proof of death of the Annuitant, we pay the death benefit to the Owner.


Adjustment of Contract Value. On the date when the death benefit becomes payable, if the Contract continues in force we will set the Contract value at an amount equal to the death benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and you may transfer it to the divisions you choose. (See "Transfers Between Divisions and Payment Plans.")


Maturity Benefit Purchase payments under the Contract are payable until the maturity date specified in the Contract. You may select any date up to age 90 as the maturity date, subject to applicable tax and state law requirements, including the minimum distribution requirements (See "Minimum Distribution Requirements"). On the maturity date, if you have not elected any other permissible payment plan, we will change the maturity date to the Contract anniversary nearest the Annuitant's 90th birthday. On that date, if you have not elected any other permissible payment plan, we will pay the value of the Contract in monthly payments for life under a variable payment plan with payments certain for ten years.

Variable Payment Plans


We will pay part or all of the benefits under a Contract under a variable payment plan you select. The payment plan starts on the maturity date. (See "Maturity Benefit.") Under a variable plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.


For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes."

Description of Payment Plans  The following payment plans are available:

1. Payments for a Certain Period. An annuity payable monthly for a specified period of up to 30 years. If you select a payment plan which begins during the first five Contract years the minimum specified period is 10 years. If you select a payment plan which begins during the sixth Contract year or thereafter the minimum specified period is 5 years.

2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, we will make payments as they come due to the designated contingent beneficiary. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period.

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may limit the election of a payment plan to one that results in an initial payment of at least $50. A payment plan will continue even if payments fall to less than $50 after the payment plan begins.

From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates we publish for those plans.


Amount of Annuity Payments We will determine the amount of the first annuity payment on the basis of the particular payment plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. (A Contract with annuity payment rates that are not based on sex is also available.) We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the interest of the Contract in each division of the Account after annuity payments begin.


Assumed Investment Rate The variable annuity rate tables for the Contract are based upon an Assumed Investment Rate of 3 1/2%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

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The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.


Over a period of time, if each division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the amount of annuity payments would be level. However, if the division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.


A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information


Transfers Between Divisions and Payment Plans Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of purchase payments among the divisions and transfer values from one division to another both before and after annuity payments begin. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which division or apportionment is best suited to your long-term investment needs.



You may at any time change the allocation of purchase payments among the divisions by written notice to us. Purchase payments we receive at our Home Office on and after the date on which we receive notice will be applied to provide Accumulation Units in one or more divisions on the basis of the new allocation.



Before the effective date of a payment plan you may, upon written request, transfer Accumulation Units from one division to another. After the effective date of a payment plan the payee may transfer Annuity Units from one division to another. We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the divisions. For Accumulation Units the minimum amount which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the division from which the transfer is being made. We currently make no charge for transfers.



You may transfer amounts which you have invested on a fixed basis to any division of the Account, and you may transfer the value of Accumulation Units in any division of the Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. (See "The Guaranteed Interest Fund.")


After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1) a payee may transfer to either form of life annuity at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate and the Annuitant's adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited.


We permit other transfers between payment plans subject to such limitations as we may reasonably determine. Generally, however, we do not permit transfer from a payment plan involving a life contingency to a payment plan which does not involve the same life contingency. You may make transfers from the Money Market Division at any time while a payment plan is in force. The Contract provides that transfers between the other divisions and transfers between payment plans may be made after the payment plan has been in force for at least 90 days and thereafter whenever at least 90 days have elapsed since the date of the last transfer. We will make the transfer based upon the next valuation of Accumulation Unites in the affected divisions that we make after we receive your request for transfer at our Home Office, provided it is in good order.



Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as "market timing") may present risks to a Portfolio's long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors' interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.



To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.



Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single Contract


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


during a Contract year. Further, an investor who is identified as having made a transfer in and out of the same division ("round trip transfer") in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until after the next Contract anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until after the next Contract anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations.



These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Contract Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading.



If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.



We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners.


Owners of the Contract The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the Annuitant, but may be an employer or other entity. The Annuitant is the person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Annuitant. In this prospectus, "you" means the Owner or a prospective purchaser of the Contract.


Deferment of Benefit Payments We reserve the right to defer determination of the withdrawal value of the Contract, or the payment of benefits under a variable payment plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed, pursuant to the provisions of the Investment Company Act of 1940 because: (a) the New York Stock Exchange is closed, except for routine closings on holidays or weekends; (b) the Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted; (c) the Securities and Exchange Commission permits suspension or postponement and so orders; (d) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets of the funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the Act.



Free Look If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment.



Avoid Probate In most cases, when you die, your beneficiary will receive the full death benefit of your Contract without going through probate.



Automatic Dollar-Cost Averaging With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Division into the division or divisions you have chosen on a monthly, quarterly or semi-annual basis.



Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.



Electronic Funds Transfer (EFT) Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add to the division(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.



A program of regular investing cannot assure a profit or protect against loss in a declining market.



Systematic Withdrawal Plan You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.



Automatic Required Minimum Distributions (RMD) For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.


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Portfolio Rebalancing  To help you maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.



Portfolio rebalancing may only be used with the investment divisions, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.



A program of regular investing cannot assure a profit or protect against loss in a declining market.



Interest Sweeps If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of investment divisions. Interest earnings can be swept monthly, quarterly, semi-annually or annually.



The GIF is NOT available in the state of MA.


Dividends The Contract shares in our divisible surplus, to the extent we determine annually, except while payments are being made under a variable payment plan. Distributions of divisible surplus are commonly referred to as "dividends". Any contributions to our divisible surplus would result from more favorable expense experience than we have assumed in determining the deductions. We do not expect the Contract to make a significant contribution to our divisible surplus and we do not expect to pay dividends on the Contract.


Voting Rights As long as the Account continues to be registered as a unit investment trust under the Investment Company Act of 1940, and Account assets are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Each Owner or payee will receive periodic reports relating to the Portfolios, proxy material and a form with which to give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable annuity Payment Plan, as the case may be. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable annuity Payment Plan is in effect the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received in the same proportion as the shares for which instructions have been received from Contract Owners and payees.



Substitution and Change We may take any of the following actions, so long as we comply with all of the requirements of the securities and insurance laws that may apply. A vote of Contract owners, or of those who have an interest in one or more of the divisions of the Account, may be required. Approval by the Securities and Exchange Commission or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.



1. We may invest the assets of a division in securities of another mutual fund or another issuer, instead of the Portfolio in which you have invested, as a substitute for the shares you already have or as the securities to be purchased in the future.



2. We may operate the Account or a division as a mutual fund itself, instead of investing its assets in a mutual fund, if our Board of Trustees decides that this would be in the best interest of our Contract Owners.


3. We may deregister the Account under the Investment Company Act of 1940 if registration is no longer required.

4. We may change the provisions of the Contract to comply with federal or state laws that apply, including changes to comply with federal tax laws in order to assure that your Contract qualifies for tax benefits relating to retirement annuity or variable annuity contracts.


Fixed Annuity Payment Plans We will also pay Contract benefits under fixed annuity payment plans which are not described in this prospectus. If you select a fixed annuity, we will cancel the Accumulation Units credited to your Contract, we will transfer the withdrawal value of the Contract to our general account, and you will no longer have any interest in the Account.



Performance Data We may publish advertisements containing performance data for the divisions of the Account from time to time. This performance data may include both standardized and non-standardized total return figures, although standardized figures will always accompany non-standardized figures.



Standardized performance data will consist of quarterly return quotations, which will always include quotations for recent periods of one, five and ten years or, if less, the entire life of a division. These quotations will be the average annual rates of return based on the minimum $50,000 initial purchase payment. The standardized performance data will reflect all applicable charges.


Non-standardized performance data may also not reflect the annual Contract fee of $30, since the impact of the fee varies by Contract size. The non-standardized data may also be for other time periods.


We will base all of the performance data on actual historical investment results for the Portfolios, including all expenses they bear. The data are not intended to indicate future performance. We may construct some of the data hypothetically to reflect expense factors for the Contracts we currently offer.


We have included additional information about the performance data in the Statement of Additional Information.


Legal Proceedings We are engaged in litigation of various kinds which, in our judgment, is not of material importance in


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


relation to our total assets. There are no pending legal proceedings to which the Account is a party.


Financial Statements Financial statements of the Account are incorporated by reference into the Statement of Additional Information from the Account's
Annual Report to Contract Owners. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or Statement of Additional Information containing such financial statements, call 1-888-455-2232.
--------------------------------------------------------------------------------

The Guaranteed Interest Fund

You may direct all or part of your purchase payments to the Guaranteed Interest Fund for investment on a fixed basis. You may transfer amounts previously invested in the Account divisions to the Guaranteed Interest Fund, prior to the maturity date, and you may transfer amounts in the Guaranteed Interest Fund to the Account divisions. In each case, these transfers are subject to the restrictions described in the Contract.


Amounts you invest in the Guaranteed Interest Fund become part of our general assets. In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the Guaranteed Interest Fund under the Securities Act of 1933 and we have not registered the Guaranteed Interest Fund as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Fund nor any interests therein are generally subject to these Acts. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Fund. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


Amounts you invest in the Guaranteed Interest Fund earn interest at rates we declare from time to time. We will guarantee the interest rate for each amount for at least one year. The interest rate will not be less than an annual effective rate of at least 1.0%. Some states may require an interest rate higher than 1.0%. At the expiration of the period for which we guarantee the interest rate, we will declare a new interest rate. We credit interest and compound it daily. We determine the effective date for a transaction involving the Guaranteed Interest Fund in the same manner as the effective date for a transaction involving a division of the Account.



Investments in the Guaranteed Interest Fund are subject to a maximum limit of $100,000 without our prior consent. In states where the annual effective interest rate may not be less than 3% in all years, the maximum limit without our consent is $50,000. To the extent that a purchase payment or transfer from a division of the Account causes the Contract's interest in the Guaranteed Interest Fund to exceed this maximum limit, we will place the amount of the excess in the Money Market division and it will remain there until you instruct us otherwise.



Transfers from the Guaranteed Interest Fund to the Account divisions are subject to limits. After a transfer from the Guaranteed Interest Fund, we will allow no further transfers from the Guaranteed Interest Fund for a period of 365 days; in addition, we will allow no further transfers back into the Guaranteed Interest Fund for a period of 90 days. The maximum amount that you may transfer from the Guaranteed Interest Fund in one transfer is the greater of (1) 25% of the amount that you had invested in the Guaranteed Interest Fund as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the Guaranteed Interest Fund. But in no event will this maximum transfer amount be less than $1,000 or more than $50,000. (The $50,000 limit does not apply in New York.)



The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the Guaranteed Interest Fund do not bear any expenses of any of the mutual funds. Other charges under the Contract apply for amounts in the Guaranteed Interest Fund as they are described in this prospectus for amounts you invest on a variable basis. (See "Deductions.") For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account divisions.

--------------------------------------------------------------------------------

Federal Income Taxes
Qualified and Nontax-Qualified Plans

We offer the Contract for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1. Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b).

2. Roth IRAs pursuant to the provisions of Section 408A of the Code.

We also offer the Contract for use in non tax-qualified situations (i.e., contributions are taxable).

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                                                                             17

Contribution Limitations and General Requirements Applicable to Contract

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. Also all of these changes will sunset (be repealed) in 2011, unless extended or made permanent.


Traditional IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $4,000 for years 2005 through 2007 and $5,000 in 2008 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $500 for years 2003 through 2005 and $1,000 thereafter is allowed for owners who are age 50 or older. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner's spouse is an "active participant" in another qualified plan during the taxable year. If the Owner is an "active participant" in a plan, the deduction phases out at an adjusted gross income ("AGI") of between $34,000--$44,000 (indexed through 2005) for single filers and between $54,000--$64,000 (indexed through 2007) for married individuals filing jointly. If the Owner is not an "active participant" in a plan but the Owner's spouse is, the Owner's deduction phases out at an AGI of between $150,000--$160,000.


The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner's other IRAs or contracts purchased under tax qualified plans. The surviving spouse can also roll over the deceased Owner's IRA, tax deferred annuity or qualified plan to the spouse's own IRA or any other plan in which the spouse participates that accepts rollovers.

An IRA is nonforfeitable and generally cannot be transferred.

Roth IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $4,000 for years 2005 through 2007, $5,000 for 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $500 for years 2003 through 2005 and $1,000 for each year thereafter is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income ("AGI") of between $95,000 and $110,000 for single filers, between $150,000 and $160,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) may be rolled over or converted to a Roth IRA if the Owner has an AGI of $100,000 or less for the year (not including the rollover amount) and is not married filing a separate tax return. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

Nontax-qualified Contract There are no limitations on who can purchase a nontax-qualified annuity or the amount that can be contributed to the Contract. Contributions to nontax-qualified Contracts are not deductible. For the Contract to qualify as a nontax-qualified annuity, the Contract death proceeds must be distributed to any nonspouse beneficiary either within five years of the Owner's death or as substantially periodic payments over the beneficiary's life or life expectancy commencing within one year of the Owner's death. The surviving spouse is entitled to continue deferral under the Contract.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs As a general rule, benefits received as annuity payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities, the Owner may exclude from income that portion of each benefit payment which represents a return of the Owner's "investment in the contract" as defined in
Section 72 until the entire "investment in the contract" is recovered. Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment which represents a return of the employee's "investment in the contract." After the Owner attains age
70 1/2, a 50% penalty may be imposed on payments made from individual retirement annuities to the extent the payments are less than certain required minimum amounts. (See "Minimum Distribution Requirements"). With certain limited exceptions benefits from individual retirement annuities Contracts are subject to the tax-free roll-over provisions of the Code.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract value.

Roth IRAs Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner's first Roth IRA, and (2) made after the Owner has attained age
59 1/2, made to a beneficiary after the Owner's death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the "investment in the contract" as defined in
Section 72. Distributions are not required to be made from a Roth IRA before the Owner's death.

Mason Street/SM/ Variable Annuity Prospectus

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner's federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

Nonqualified Contracts Benefits received as annuity payments from nontax-qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents a return of the "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the "investment in the contract." A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract values are considered to be withdrawn first and are taxable as ordinary income. Investment gains will be determined by aggregating all nontax-qualified deferred Contracts we issue to the Owner during the same calendar year.

One or more nontax-qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner's life and the beneficiary designated by the Owner is required to take the balance of the Contract value within certain specified periods following the Owner's death.

The Owner must take the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made according to the Uniform Lifetime Table provided in IRS regulations, which calculates life expectancy of the Owner and an assumed beneficiary who is ten years younger. The required beginning date for IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2.


Upon the death of the Owner, the Owner's beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.


(1) Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary's life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner's death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule: If the Owner dies before the required beginning date, a beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner's death.

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

Spousal Exceptions: If the designated beneficiary is the Owner's spouse elects the life expectancy rule, distributions do not need to begin until the end of the year following the year of the Owner's death or, if later, by the end of the year the Owner would have attained age 70 1/2. Alternatively, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse's own required beginning date.

2. Roth IRAs The Owner of a Roth IRA is not required to take required minimum distributions during the Owner's lifetime. However, after the Owner's death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

3. Nonqualified Contracts The Owner of a nontax-qualified Contract is not required to take required minimum distributions during the Owner's lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs, except that the first minimum distribution is due within 12 months of the Owner's death, instead of by December 31 of the calendar year following the year of death.

                                   Mason Street/SM/ Variable Annuity Prospectus

Taxation of Northwestern Mutual


We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the divisions of the Account. We are currently making no charge. (See "Net Investment Factor" and "Deductions.")


Other Considerations

You should understand that the tax rules for annuities and qualified plans are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals or state or other law. We do not intend this discussion as tax advice. Before you purchase a Contract, we advise you to consult qualified tax counsel.
--------------------------------------------------------------------------------

Deductions
We will make the following deductions:

Mortality Rate and Expense Risk Charges


Amount of Mortality Rate and Expense Risks Charges. The net investment factor (see "Net Investment Factor") we use in determining the value of Accumulation and Annuity Units reflects a deduction on each valuation date for mortality rate and expense risks we have assumed. The deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.35% of the assets of the Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75%. We will not increase the deduction for mortality and expense risks for at least five years from the date of this prospectus.


Risks and Expenses. The risks we assume are (a) the risk that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected, and (b) the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract. The deduction for these risks is the only expense item paid by the Account to date. The mutual funds pay expenses which are described in the attached prospectuses for the mutual funds.


The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under "Substitution and Change" and any applicable taxes, i.e., any tax liability we have paid or reserved for resulting from the maintenance or operation of a division of the Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see "Taxation of Northwestern Mutual"), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the Investment Company Act of 1940.



Contract Fee On each Contract anniversary prior to the maturity date we make a deduction of $30 for administrative expenses relating to a Deferred Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge if the Contract value on the Contract anniversary is $25,000 or more.



Enhanced Death Benefit Charge On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the divisions of the Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.


Premium Taxes The Contract provides for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contract. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contract or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.


Expenses for the Portfolios and Funds The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are shown in the prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity(R) VIP Mid Cap Portfolio and the Russell Investment Funds which are attached to this prospectus.

Mason Street/SM/ Variable Annuity Prospectus

--------------------------------------------------------------------------------

Distribution of the Contract

We sell the Contract through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS") our wholly-owned company, which was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS registered as a broker-dealer with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, is the distributor of the Contracts. Where state law requires, its registered representatives will also be licensed securities salespersons.



NMIS will not pay commissions on sales of the Contracts, but will offer the Contracts to purchasers who pay quarterly fees to the broker/dealer based on the value of the assets in their accounts with the broker/dealer, including the Contracts. NMIS will pay a portion of the fees to its registered representatives who sell the Contracts and provide other services to the owners of the Accounts. The Contract is also offered by Northwestern Mutual agents who are advisory representatives of registered investment advisers. The investment advisers charge fees for investment advisory services and pay a portion of those fees to the advising representatives. We may also offer the Contracts through other distribution arrangements.



Table of Contents for Statement of Additional Information

                                                            Page
                                                            ----
                DISTRIBUTION OF THE CONTRACT............... B-3
                DETERMINATION OF ANNUITY PAYMENTS.......... B-3
                 Amount of Annuity Payments................ B-3
                 Annuity Unit Value........................ B-3
                 Illustrations of Variable Annuity Payments B-4
                VALUATION OF ASSETS OF THE ACCOUNT......... B-4

                                                        Page
                                                        ----
                   TRANSFERABILITY RESTRICTIONS........ B-5
                   PERFORMANCE DATA.................... B-5
                   EXPERTS............................. B-7
                   FINANCIAL STATEMENTS OF THE ACCOUNT. B-7
                   FINANCIAL STATEMENTS OF NORTHWESTERN
                     MUTUAL............................ F-1

                                   Mason Street/SM/ Variable Annuity Prospectus

TO: The Northwestern Mutual Life Insurance Company



Investment Products & Services Department


Room W04SE


720 East Wisconsin Avenue


Milwaukee, WI 53202



Please send a Statement of Additional Information for Mason Street/SM/ Variable Annuity to:



Name ___________________________________________________________________________



Address ________________________________________________________________________



________________________________________________________________________________



City _______________________________________ State ____________ Zip ____________

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 29, 2005

                          MASON STREET VARIABLE ANNUITY
    An individual flexible payment Variable Annuity Contract (the "Contract") for Individual Retirement Annuities ("IRAs"), Roth IRAs and Nontax-Qualified
                       Annuities and Non-Qualified Plans.

            Issued by The Northwestern Mutual Life Insurance Company
                                       and
                             NML Variable Account B

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

     The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in equity for the two most recent fiscal years from the audited financial statements of the NML Variable Annuity Account B ("Account"), and the reports of the independent registered public accounting firm thereon are incorporated by reference into this SAI from the Account's Annual Report to Contract Owners for the year ended December 31, 2004. See "Financial Statements of the Account." No other information is incorporated by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DISTRIBUTION OF THE CONTRACTS................................................B-3

DETERMINATION OF ANNUITY PAYMENTS............................................B-3
   Amount of Annuity Payments................................................B-3
   Annuity Unit Value........................................................B-3
   Illustrations of Variable Annuity Payments................................B-4

VALUATION OF ASSETS OF THE ACCOUNT...........................................B-4

TRANSFERABILITY RESTRICTIONS.................................................B-3

PERFORMANCE DATA.............................................................B-3

EXPERTS......................................................................B-7

FINANCIAL STATEMENTS OF THE ACCOUNT..........................................B-7

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL..................................F-1

                          DISTRIBUTION OF THE CONTRACT

     Northwestern Mutual Investment Services, LLC ("NMIS") is the distributor of the Contract and may be considered the principal underwriter of the Contract. NMIS is a wholly-owned company of Northwestern Mutual. NMIS may enter into selling agreements with other affiliated and unaffiliated broker-dealers to distribute the Contract. The offering will be continuous. No underwriting commissions have been paid to, or retained by, NMIS.

                        DETERMINATION OF ANNUITY PAYMENTS

     The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans," including "Description of Payment Plans," "Amount of Annuity Payments," and "Assumed Investment Rate"; "Dividends"; "Net Investment Factor"; and "Deductions."

     Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

     Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

     The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

     The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

     Annuity Unit Value The value of an Annuity Unit for each Division is established at $1.00 as of the date operations begin for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

     The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

     Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

     (1)  Assumed number of Accumulation Units in
          Balanced Division on maturity date........................      25,000

     (2)  Assumed Value of an Accumulation Unit in
          Balanced Division at maturity.............................   $2.000000

     (3)  Cash Value of Contract at maturity, (1) X (2).............   $  50,000

     (4)  Assumed applicable monthly payment rate per
          $1,000 from annuity rate table............................   $    5.35

     (5)  Amount of first payment from Balanced Division,
          (3) X (4) divided by $1,000...............................   $  267.50

     (6)  Assumed Value of Annuity Unit in
          Balanced Division at maturity.............................   $1.500000

     (7)  Number of Annuity Units credited in
          Balanced Division, (5) divided by (6).....................      178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of
178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be
178.33 multiplied by $1.501000, or $267.68.

     However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

     For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

     The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

     Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

                                PERFORMANCE DATA

     Standardized performance data in advertisements will show the average annual total return for each Division of the Account, according to the following formula prescribed by the Securities and Exchange Commission:

                     P(1 + T)/n/ = ERV

      Where:
P   = a hypothetical initial payment of $1000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1000
      payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof)

Average annual total return is the annual compounded rate of return that would have produced the ending surrender value under a Contract if the owner had invested in a specified Division over the stated period and investment performance had remained constant throughout the period. The calculation assumes a single $1,000 purchase payment made at the beginning of the period and surrender of the Contract at the end of the period. It reflects a deduction for all Account, Fund and Contract level charges. The $30 annual Contract fee is reflected as 0.00% of the assets based on actual fees collected divided by average assets of the sub-account. The data will assume a minimum initial purchase payment of $50,000 and the amounts will be divided by 50 to conform the presentation to the $1,000 purchase payment assumption required by the prescribed formula.

The following table shows the standardized average total return data for each Division of the Account for the period ended December 31, 2004.

Division                                  1-Year   5-Year   10-Year   Inception/(a)/
------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                     18.38     5.41       --         16.83
T. Rowe Price Small Cap Value              24.13       --       --         14.70
Aggressive Growth Stock                    13.82    -1.26    10.29            --
International Growth                       21.17       --       --          8.61
Franklin Templeton International Equity    18.91     3.02     8.63            --
AllianceBernstein  Mid Cap Value           18.25       --       --         31.09
Index 400 Stock                            15.86     8.95       --         10.12
Janus Capital Appreciation                 19.25       --       --         23.73
Growth Stock                                6.30    -3.76     9.97            --
Large Cap Core Stock                        7.78    -4.07     8.01            --
Capital Guardian Domestic Equity           16.44       --       --          5.36
T. Rowe Price Equity Income                14.76       --       --         23.15
Index 500 Stock                            10.31    -2.63    11.63            --

Asset Allocation                            9.63       --       --          4.23
Balanced                                    7.52     2.26     9.73            --
High Yield Bond                            12.37     6.83     8.03            --
Select Bond                                 4.38     8.16     7.58            --
Money Market                                1.08     2.53     3.78            --
Fidelity VIP Mid Cap Portfolio             24.22       --       --         39.53
Russell Investment Funds
Multi-Style Equity                          9.42    -4.27       --         -2.57
Aggressive Equity                          14.33     5.20       --          6.46
Non-U.S.                                   17.89    -1.80       --          2.37
Core Bond                                   4.30     7.02       --          5.96
Real Estate Securities                     34.40    20.96       --         16.66
------------------------------------------------------------------------------------

/(a)/ Sales commenced on June 30, 2000 for the Small Cap Growth Stock, the
     Aggressive Growth Stock, the Franklin Templeton International Equity, the Index 400 Stock, the Growth Stock, the Large Cap Core Stock, the Index 500 Stock, the Balanced, the High Yield Bond, the Select Bond, and the Money Market Divisions and the Russell Investment Funds. Operations commenced on July 31, 2001 for the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, and Asset Allocation Divisions. Operations commenced on May 1, 2003 for the AllianceBernstein Mid Cap Value, Janus Capital Appreciation, T. Rowe Price Equity Income and Fidelity VIP Mid Cap Divisions.

     Non-standardized performance data are calculated on the same basis as the standardized total return data. Non-standardized performance data may also not reflect the annual Contract fee of $30.

     The following table shows the non-standardized average total return data for each Division of the Account for the period ended December 31, 2004.

Division                                  1-Year   5-Year   10-Year   Inception/(a)/
------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock                     18.38     5.41        --        16.83
T. Rowe Price Small Cap Value              24.13       --        --        14.70
Aggressive Growth Stock                    13.82    -1.26     10.29           --
International Growth                       21.17       --        --         8.61
Franklin Templeton International Equity    18.91     3.02      8.63           --
AllianceBernstein Mid Cap Value            18.25       --        --        31.09
Index 400 Stock                            15.86     8.95        --        10.12
Janus Capital Appreciation                 19.25       --        --        23.73
Growth Stock                                6.30    -3.76      9.97           --
Large Cap Core Stock                        7.78    -4.07      8.01           --
Capital Guardian Domestic Equity           16.44       --        --         5.36
T. Rowe Price Equity Income                14.76       --        --        23.15
Index 500 Stock                            10.31    -2.63     11.63           --
Asset Allocation                            9.63       --        --         4.23
Balanced                                    7.52     2.26      9.73           --
High Yield Bond                            12.37     6.83      8.03           --
Select Bond                                 4.38     8.16      7.58           --
Money Market                                1.08     2.53      3.78           --

Fidelity VIP Mid Cap Portfolio             24.22       --        --        39.53
Russell Investment Funds
Multi-Style Equity                          9.42    -4.27        --        -2.57
Aggressive Equity                          14.33     5.20        --         6.46
Non-U.S.                                   17.89    -1.80        --         2.37
Core Bond                                   4.30     7.02        --         5.96
Real Estate Securities                     34.40    20.96        --        16.66
------------------------------------------------------------------------------------

/(a)/ Sales commenced on June 30, 2000 for the Small Cap Growth Stock, the
     Aggressive Growth Stock, the Franklin Templeton International Equity, the Index 400 Stock, the Growth Stock, the Large Cap Core Stock, the Index 500 Stock, the Balanced, the High Yield Bond, the Select Bond, and the Money Market Divisions and the Russell Investment Funds. Operations commenced on July 31, 2001 for the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, and Asset Allocation Divisions. Operations commenced on May 1, 2003 for the AllianceBernstein Mid Cap Value, Janus Capital Appreciation, T. Rowe Price Equity Income and Fidelity VIP Mid Cap Divisions.

     Advertisements with performance data may compare the average annualized total return figures for one or more of the Divisions to (1) the Standard & Poor's 500 Composite Stock Price Index, Wilshire Index, 1750 Index, EAFE Index, Merrill Lynch Domestic Master Index, Lehman Brothers High Yield Intermediate Market Index or other indices measuring performance of a relevant group of securities; (2) other variable annuity separate account tracked by Lipper Analytical Services or other ratings services; or (3) the Consumer Price Index.

                                     EXPERTS

     The financial statements of the Account , and the related notes and reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Contract Holders for the fiscal year ended December 31, 2004, that are incorporated by reference, in this Statement of Additional Information and the financial statements of Northwestern Mutual, and the relted notes and reports of PricewaterhouseCoopers LLP for the fiscal year ended on the same date that have been included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

                       FINANCIAL STATEMENTS OF THE ACCOUNT

     The financial statements of the Account, related notes and related reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Contract Holders as of December 31, 2004, and for the year then ended are hereby incorporated by reference. Copies of the Account's Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2005, may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414)271-1444, or by visiting the website www.nmfn.com.

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contracts.


                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Financial Position
(in millions)
--------------------------------------------------------------------------------

                                                                 December 31,
                                                             -------------------
                                                               2004       2003
                                                             --------   --------
Assets:
   Bonds                                                     $ 60,930   $ 55,571
   Common and preferred stocks                                  7,414      6,577
   Mortgage loans                                              17,240     16,426
   Real estate                                                  1,619      1,481
   Policy loans                                                 9,750      9,546
   Other investments                                            5,774      4,851
   Cash and temporary investments                               2,949      2,594
                                                             --------   --------
      Total investments                                       105,676     97,046

   Due and accrued investment income                            1,133      1,126
   Net deferred tax assets                                        936      1,198
   Deferred premium and other assets                            1,894      1,790
   Separate account assets                                     14,318     12,662
                                                             --------   --------
      Total assets                                           $123,957   $113,822
                                                             ========   ========

Liabilities and Surplus:
   Reserves for policy benefits                              $ 87,588   $ 81,280
   Policyowner dividends payable                                3,910      3,770
   Interest maintenance reserve                                   943        815
   Asset valuation reserve                                      2,556      2,568
   Income taxes payable                                           665        737
   Other liabilities                                            5,043      4,443
   Separate account liabilities                                14,318     12,662
                                                             --------   --------
      Total liabilities                                       115,023    106,275

   Surplus                                                      8,934      7,547
                                                             --------   --------
      Total liabilities and surplus                          $123,957   $113,822
                                                             ========   ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                              For the year ended
                                                                 December 31,
                                                        ------------------------------
                                                          2004       2003       2002
                                                        --------   --------   --------
Revenue:
   Premiums                                             $ 10,682   $ 10,307   $ 10,108
   Net investment income                                   6,117      5,737      5,477
   Other income                                              511        501        439
                                                        --------   --------   --------
      Total revenue                                       17,310     16,545     16,024
                                                        --------   --------   --------
Benefits and expenses:
   Benefit payments to policyowners and beneficiaries      4,487      4,079      3,902
   Net additions to policy benefit reserves                6,181      6,260      6,186
   Net transfers to separate accounts                        422        288        242
                                                        --------   --------   --------
      Total benefits                                      11,090     10,627     10,330

   Commissions and operating expenses                      1,741      1,690      1,580
                                                        --------   --------   --------
      Total benefits and expenses                         12,831     12,317     11,910
                                                        --------   --------   --------
Gain from operations before dividends and taxes            4,479      4,228      4,114
Policyowner dividends                                      3,880      3,765      3,792
                                                        --------   --------   --------
Gain from operations before taxes                            599        463        322
Income tax expense (benefit)                                (124)       (90)      (442)
                                                        --------   --------   --------
Net gain from operations                                     723        553        764
Net realized capital gains (losses)                           94        139       (606)
                                                        --------   --------   --------
      Net income                                        $    817   $    692   $    158
                                                        ========   ========   ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                         For the year ended
                                                            December 31,
                                                     -------------------------
                                                      2004      2003     2002
                                                     ------   -------   ------
Beginning of year balance                            $7,547   $ 7,217   $6,892
   Net income                                           817       692      158
   Change in net unrealized capital gains (losses)      645     1,171     (517)
   Change in net deferred income tax                     28      (137)      44
   Change in nonadmitted assets and other              (115)      (96)    (126)
   Change in asset valuation reserve                     12    (1,300)     766
                                                     ------   -------   ------
Net increase in surplus                               1,387       330      325
                                                     ------   -------   ------
End of year balance                                  $8,934   $ 7,547   $7,217
                                                     ======   =======   ======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                                    For the year ended
                                                                       December 31,
                                                               ---------------------------
                                                                 2004      2003     2002
                                                               -------   -------   -------
Cash flows from operating activities:
   Premiums and other income received                          $ 7,584   $ 6,984   $ 6,947
   Investment income received                                    5,999     5,727     5,224
   Disbursement of policy loans, net of repayments                (199)     (254)     (264)
   Benefit payments to policyowners and beneficiaries           (4,650)   (4,312)   (4,130)
   Net transfers to separate accounts                             (418)     (284)     (257)
   Commissions, expenses and taxes paid                         (1,900)   (1,637)   (1,855)
                                                               -------   -------   -------
         Net cash provided by operating activities               6,416     6,224     5,665
                                                               -------   -------   -------
Cash flows from investing activities:
   Proceeds from investments sold or matured:
      Bonds                                                     47,537    75,838    60,865
      Common and preferred stocks                                3,300     2,392     1,766
      Mortgage loans                                             1,867     1,843     1,532
      Real estate                                                  109       356       468
      Other investments                                          1,258     1,047     1,646
                                                               -------   -------   -------
                                                                54,071    81,476    66,277
                                                               -------   -------   -------
   Cost of investments acquired:
      Bonds                                                     52,323    79,994    67,398
      Common and preferred stocks                                3,150     2,708     2,003
      Mortgage loans                                             2,670     2,534     2,005
      Real estate                                                  259       191       191
      Other investments                                          1,757     1,387       748
                                                               -------   -------   -------
                                                                60,159    86,814    72,345
                                                               -------   -------   -------
         Net cash applied to investing activities               (6,088)   (5,338)   (6,068)
                                                               -------   -------   -------
Cash flows from financing and miscellaneous sources:
   Net inflows on deposit-type contracts                            32       142       249
   Other cash applied                                               (5)     (248)      (50)
                                                               -------   -------   -------
         Net cash provided by (applied to) financing and
         other activities:                                          27      (106)      199
                                                               -------   -------   -------
         Net increase (decrease) in cash and
            temporary investments                                  355       780      (204)
Cash and temporary investments, beginning of year                2,594     1,814     2,018
                                                               -------   -------   -------
            Cash and temporary investments, end
               of year                                         $ 2,949   $ 2,594   $ 1,814
                                                               =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL


The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------


1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business and estate markets.

     The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). See Notes 2 and 11. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods then ended. Actual future results could differ from these estimates and assumptions.

     Investments

     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans

     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

     Other Investments

     Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures, leveraged leases and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are valued based on the equity method of accounting. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives and their presentation in the financial statements.

     Other investments include $104 million and $103 million of interests in oil and natural gas production at December 31, 2004 and 2003, respectively. These oil and gas interests are accounted for using the full cost method, a method permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. The NAIC "Accounting Practices and Procedures Manual" does not provide accounting guidance for oil and gas interests.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Temporary Investments

     Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

     Net Investment Income

     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgages. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve

     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

     Investment Capital Gains and Losses

     Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the fair value has been less than cost, and (4) the financial condition and near-term prospects of the issuer in relation to the anticipated recovery period. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company's share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding changes in unrealized capital gains and losses.

     Asset Valuation Reserve

     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners ("NAIC"). The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts

     See Note 7 regarding separate account assets and liabilities reported by the Company.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Premium Revenue

     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income

     Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges.

     Benefit Payments to Policyowners and Beneficiaries

     Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits

     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses

     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software

     The cost of electronic data processing ("EDP") equipment and operating system software used in the Company's business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $37 million and $25 million at December 31, 2004 and 2003, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $68 million and $56 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $56 million, $42 million and $27 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Furniture, Fixtures and Equipment

     The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $6 million and $6 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Policyowner Dividends

     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year,

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

     Nonadmitted Assets

     Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company's field representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

3.   Investments

     Bonds

     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually. During 2004, the retrospective adjustment method was used to recognize related changes in the estimated yield-to-maturity of such securities. Prior to 2004, the prospective adjustment method was used. The cumulative effect of this change in method as of January 1, 2004 was immaterial.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary. See Note 2. At December 31, 2004 and 2003, the reported value of bonds was reduced by $42 million and $277 million, respectively, in valuation adjustments.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Statement value and estimated fair value of bonds at December 31, 2004 and 2003 were as follows:

                                                 Reconciliation to Estimated Fair Value
                                            -----------------------------------------------
                                                           Gross        Gross     Estimated
                                            Statement   Unrealized   Unrealized     Fair
     December 31, 2004                        Value        Gains       Losses       Value
                                            ---------   ----------   ----------   ---------
                                                               (in millions)
     U.S. Government                         $ 8,848      $  475       $ (47)      $ 9,276
     States, territories and possessions         264          43          (1)          306
     Special revenue and assessments          11,207         178         (28)       11,357
     Public utilities                          3,915         304          (6)        4,213
     Banks, trust and insurance companies      8,254         542         (41)        8,755
     Industrial and miscellaneous             28,442       1,621        (179)       29,884
                                             -------      ------       -----       -------
        Total                                $60,930      $3,163       $(302)      $63,791
                                             =======      ======       =====       =======

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                 Reconciliation to Estimated Fair Value
                                            -----------------------------------------------
                                                           Gross        Gross     Estimated
                                            Statement   Unrealized   Unrealized      Fair
     December 31, 2003                        Value        Gains       Losses       Value
     -----------------                      ---------   ----------   ----------   ---------
                                                               (in millions)
     U.S. Government                         $ 9,233      $  476       $ (42)      $ 9,667
     States, territories and possessions         374          56          (4)          426
     Special revenue and assessments          10,037         253         (41)       10,249
     Public utilities                          2,516         213          (6)        2,723
     Banks, trust and insurance companies      3,227          82         (24)        3,285
     Industrial and miscellaneous             30,184       2,303        (241)       32,246
                                             -------      ------       -----       -------
        Total                                $55,571      $3,383       $(358)      $58,596
                                             =======      ======       =====       =======

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2004 are presented below. Estimated maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Statement    Estimated
                                                            Value     Fair Value
                                                          ---------   ----------
                                                               (in millions)
     Due in one year or less                               $ 1,104      $ 1,123
     Due after one year through five years                  10,803       11,247
     Due after five years through ten years                 15,884       16,774
     Due after ten years                                    13,796       14,979
                                                           -------      -------
                                                            41,587       44,123

     Mortgage-backed and structured securities              19,343       19,668
                                                           -------      -------
        Total                                              $60,930      $63,791
                                                           =======      =======

     Common and Preferred Stocks

     Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See note 11 regarding the statement value of the Company's investment in Frank Russell Company.

     Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Valuation adjustments are made for preferred stocks rated 4 or less, which are reported at the lower of cost or fair value, or for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2004 and 2003, the reported value of common and preferred stocks was reduced by $74 million and $182 million, respectively, in valuation adjustments.

     Mortgage Loans

     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2004 were 8.8% and 2.3%, respectively, while these rates during 2003 were 8.5% and 3.6%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during 2004 and 2003 were 65% and 66%, respectively, with a maximum of 100% for any single loan during each of 2004 and 2003.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2004 and 2003, the reported value of mortgage loans was reduced by $1 and $13 million, respectively, in valuation adjustments.

     Real Estate

     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At December 31, 2004 and 2003, the reported value of real estate investments was reduced by $4 million and $0, respectively, in valuation adjustments.

     At December 31, 2004 and 2003, the reported value of real estate included $190 million and $180 million, respectively, of real estate properties occupied by the Company.

     Leveraged Leases

     Leveraged leases primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments, plus the residual value of the leased asset and classified as other investments in the consolidated statement of financial

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     position. At December 31, 2004 and 2003, the reported value of leveraged leases was $458 million and $513 million, respectively. During 2004, the Company reported realized capital losses of $4 million upon renegotiation of leveraged leases on certain commercial aircraft and realized capital losses of $14 million upon a change in the estimated timing of tax benefits for certain real property leases. During 2002, the Company utilized $108 million in existing valuation allowances to absorb losses on declines in value of certain commercial aircraft leases that were considered to be other-than-temporary.

     Capital Gains and Losses

     Realized investment gains and losses for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                        For the year ended               For the year ended               For the year ended
                                         December 31, 2004                December 31, 2003                December 31, 2002
                                  ------------------------------   ------------------------------   ------------------------------
                                                           Net                              Net                              Net
                                                        Realized                         Realized                         Realized
                                  Realized   Realized     Gains    Realized   Realized     Gains    Realized   Realized     Gains
                                    Gains     Losses    (Losses)     Gains     Losses    (Losses)     Gains     Losses    (Losses)
                                  --------   --------   --------   --------   --------   --------   -------    --------   --------
                                                                            (in millions)
     Bonds                         $  816    $  (369)    $ 447       $1,369   $  (861)    $ 508      $  950    $(1,237)    $(287)
     Common and
        preferred stocks              521       (211)      310          397      (402)       (5)        356       (619)     (263)
     Mortgage loans                    --         (1)       (1)          12        --        12          --         (4)       (4)
     Real estate                       48         (8)       40          198        --       198         121         (3)      118
     Other invested assets            325       (522)     (197)         145      (286)     (141)        158       (258)     (100)
                                   ------    -------     -----       ------   -------     -----      ------    -------     -----
                                   $1,710    $(1,111)      599       $2,121   $(1,549)      572      $1,585    $(2,121)     (536)
                                   ======    =======                 ======   =======                ======    =======
     Less: IMR gains (losses)                              317                              538                              264
     Less: Capital gains taxes
        (benefit)                                          188                             (105)                            (194)
                                                         -----                            -----                            -----
     Net realized capital gains
        (losses)                                         $  94                            $ 139                            $(606)
                                                         =====                            =====                            =====

     Proceeds from the sale of bond investments totaled $47 billion, $83 billion and $53 billion for the years ended December 31, 2004, 2003, and 2002, respectively.

     Realized losses (before capital gains taxes) included $116 million, $405 million and $588 million for the years ended December 31, 2004, 2003, and 2002, respectively, of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

     The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2004 and 2003, were as follows:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                     December 31, 2004
                           --------------------------------------------------------------------
                           Decline For Less Than 12 Months   Decline For Greater Than 12 Months
                           -------------------------------   ----------------------------------
                                        Fair                              Fair
                              Cost     Value    Difference        Cost    Value   Difference
                            -------   -------   ----------       ------  ------   ----------
                                                       (in millions)
     Bonds                  $13,173   $12,953     $(220)         $1,698  $1,616     $ (82)
     Common and
        preferred stocks        746       704       (42)            375     318       (57)
                            -------   -------     -----          ------  ------     -----
     Total                  $13,919   $13,657     $(262)         $2,073  $1,934     $(139)
                            =======   =======     =====          ======  ======     =====

                                                     December 31, 2003
                           --------------------------------------------------------------------
                           Decline For Less Than 12 Months   Decline For Greater Than 12 Months
                           -------------------------------   ----------------------------------
                                        Fair                              Fair
                              Cost     Value    Difference        Cost    Value   Difference
                            -------   -------   ----------       ------  ------   ----------
                                                       (in millions)
     Bonds                  $ 9,051   $ 8,804     $(247)         $1,559   $1,448     $(111)
     Common and
        preferred stocks        587       536       (51)            613      520       (93)
                            -------   -------     -----          ------   ------     -----
     Total                  $ 9,638   $ 9,340     $(298)         $2,172   $1,968     $(204)
                            =======   =======     =====          ======   ======     =====

     Changes in net unrealized investment gains and losses for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                 For the year ended December 31,
                                                 -------------------------------
                                                      2004    2003     2002
                                                     -----   ------   -----
                                                          (in millions)
     Bonds                                           $  42   $  188   $(150)
     Common and preferred stocks                       818    1,372    (436)
     Other investments                                  75      163    (172)
                                                     -----   ------   -----
                                                       935    1,723    (758)
     Change in deferred taxes                         (290)    (552)    241
                                                     -----   ------   -----
                                                     $ 645   $1,171   $(517)
                                                     =====   ======   =====

     Securities Lending

     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate statement value of loaned securities was $2.5 billion and $2.4 billion at December 31, 2004 and 2003, respectively. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2004 and 2003, unrestricted cash collateral held by the Company of $2.6 billion and $2.5 billion, respectively, is classified as cash and invested assets and the offsetting collateral liability of $2.6 billion and $2.5 billion, respectively, is classified as other liabilities in the consolidated statement of financial position. At December 31, 2004 and 2003, additional non-cash collateral of $359 million and $482 million respectively, was held on the Company's behalf by a trustee and is not included in the consolidated statement of financial position.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to assets and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks.

     Cash flow and fair value hedges that qualify for hedge accounting are reported in a manner consistent with the item being hedged (e.g., at amortized cost or fair value). Cash flow and fair value hedges that do not qualify for hedge accounting are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date. The reported statement value of derivatives is classified as other investments in the consolidated statement of financial position.

     Gains or losses realized upon maturity or termination of derivative positions are generally reported as realized capital gains or losses, net of tax. For derivatives that qualify for hedge accounting, gains or losses realized due to changes in market interest rates are deferred to the IMR, net of tax, and amortized into investment income over the estimated remaining term to maturity of the item being hedged. Gains or losses resulting from reporting open derivative positions at fair value are reported as unrealized capital gains or losses.

     In addition to cash flow and fair value hedges, the Company entered into replication transactions during 2004 and 2003. A replication transaction is a derivative transaction entered into in conjunction with other investment transactions to replicate the investment characteristics of otherwise permissible investments.

     The Company does not take positions in derivatives for income generation purposes.

     The Company implemented Statement of Statutory Accounting Principles ("SSAP") No. 86, Accounting for Derivative Instruments and Hedging Activities, which superceded SSAP 31 effective January 1, 2003. Upon implementation, the Company had the option of applying the new guidance to all derivatives as of January 1, 2003 or continuing to use the existing guidance of SSAP 31 for all derivatives held as of December 31, 2002. The Company chose to apply SSAP 86 guidance retroactively to derivatives held prior to January 1, 2003. The impact on surplus from the adoption of SSAP 86 was immaterial.

     The Company held the following derivative positions at December 31, 2004 and 2003:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                           December 31, 2004              December 31, 2003
                                     ----------------------------   ----------------------------
                                     Statement   Notional    Fair   Statement   Notional   Fair
         Derivative Instrument         Value      Amount    Value     Value      Amount    Value
     -----------------------------   ---------   --------   -----   ---------   --------   -----
                                                            (in millions)
     Cash Flow Hedges:
        Foreign currency swaps          $ --      $   93    $(14)      $ --      $   36    $ (2)
        Interest rate swaps               --         351       9         --         473       6
        Interest rate basis swaps         --          80      --         --          --      --
        Commodity swaps                   --           3      --         --          --      --
        Swaptions                         30         681      21         23         521      25
        Interest rate floors              17         925      36         13         775      38

     Fair Value Hedges:
        Short equity futures              --          --      --         --          --      --
        Fixed income futures              --         345      --         --          --      --
        Foreign currency forwards        (72)      4,171     (72)       (43)      1,029     (43)
        Foreign currency covers           --          12      12
        Credit default swaps              (3)        220      (3)        --         203      (1)

     Replications:
        Fixed income                      --         210       2         --         230      (2)
        Long fixed income futures         --          --      --         --          --      --
        Long equity futures               --         152      --         --          28      --
        Construction loan forwards        --          82       3         --          --      --

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are cash flow hedges used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Interest rate swaps are cash flow hedges used to mitigate exposure to interest rate risk on certain floating and fixed rate bonds. An interest rate swap is a contractual agreement to pay a rate of interest based upon a reference index in exchange for a fixed rate of interest established at the origination of the contract.

     Interest rate basis swaps are cash flow hedges used to mitigate the basis risk on certain hedges of variable rate preferred stocks. An interest rate basis swap is a contractual agreement to pay a rate of return based upon one reference index in exchange for receiving a rate of return based upon a different reference index.

     Commodity swaps are cash flow hedges used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. Commodity swaps are contractual agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Swaptions are cash flow hedges used to mitigate the asset/liability risks of a significant and

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     sustained increase or decrease in interest rates for certain of the Company's insurance products. A swaption is a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

     Interest rate floors are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates for certain of the Company's insurance products. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Short equity index futures are fair value hedges used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Fixed income futures are fair value hedges used to mitigate interest rate risk for a portion of the Company's fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. Unrealized losses of $2 million and unrealized gains of $8 million were recognized during 2004 and 2003, respectively, on contracts that were excluded from the assessment of hedge effectiveness.

     Foreign currency forwards are fair value hedges used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate. Unrealized losses of $29 million and $24 million were recognized during 2004 and 2003, respectively, on contracts that were excluded from the assessment of hedge effectiveness.

     Foreign currency covers are fair value hedges used to mitigate the foreign exchange risk on trades of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to pay or receive a specified amount of foreign currency at a future date at a specified exchange rate.

     Credit default swaps are fair value hedges used to mitigate the credit risk associated with investments in bonds of specific issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay or obligation acceleration.

     Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps and cash market instruments. These replication transactions, including the derivative components, are reported at amortized cost. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. No realized gains or losses were recognized during 2004 or 2003 on the termination of these contracts.

     Long fixed income futures replications are used to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. Realized gains of $6 million and $29 million were recognized during 2004 and 2003 on the termination of these contracts.

     Long equity futures replications are used to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Realized gains of $15 million and $28 million were recognized during 2004 and 2003, respectively, on the termination of these contracts.

     Construction loan forward replications are used to gain GNMA market investment exposure. These replication transactions are reported at amortized cost. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. No realized gains or losses were recognized during 2004 and 2003 on the termination of these contracts.

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"). These actuarial tables and methods include assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these reserve estimates.

     General account reserves for policy benefits at December 31, 2004 and 2003 are summarized below:

                                                                 December 31,
                                                              -----------------
                                                                2004      2003
                                                              -------   -------
                                                                (in millions)

     Life insurance reserves                                  $77,418   $71,441
     Annuity reserves and deposit liabilities                   5,037     4,940
     Disability income and long-term care
        unpaid claims and claim reserves                        3,234     3,083
     Disability income and long-term care
        active life reserves                                    1,899     1,816
                                                              -------   -------
        Total reserves for policy benefits                    $87,588   $81,280
                                                              =======   =======

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") using the 1958 or 1980 CSO mortality tables with interest rates ranging from 3 1/2% to 5 1/2%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2004, the Company had $870 billion of total life insurance in-force, including $7.7 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments with interest rates ranging from 3 1/2% to 7 1/2%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

     At December 31, 2004 and 2003, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

                                                                  December 31,
                                                                ---------------
                                                                 2004     2003
                                                                ------   ------
                                                                 (in millions)
     Subject to discretionary withdrawal
        - with market value adjustment                          $1,290   $1,354
        - without market value adjustment                        2,413    2,340
     Not subject to discretionary withdrawal                     1,334    1,246
                                                                ------   ------
        Total                                                   $5,037   $4,940
                                                                ======   ======

     Unpaid claims and claim reserves for disability income policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner's Individual Disability Table A ("CIDA"), modified for Company experience in the first four years of disability, with interest rates ranging from 3% to 5 1/2%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with a 4 1/2% interest rate.

     Reserves for unpaid claims, losses and loss adjustment expenses on disability income and long-term care insurance were $3.2 billion and $3.1 billion at December 31, 2004 and 2003, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2004 and 2003.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                            For the year ended
                                                               December 31,
                                                            ------------------
                                                               2004     2003
                                                              ------   ------
                                                               (in millions)

Balance at January 1                                          $3,083   $2,907
Incurred related to:
   Current year                                                  472      466
   Prior year                                                     45       50
                                                              ------   ------
      Total incurred                                             517      516

Paid related to:
   Current year                                                  (18)     (17)
   Prior year                                                   (348)    (323)
                                                              ------   ------
      Total paid                                                (366)    (340)
                                                              ------   ------
Balance at December 31                                        $3,234   $3,083
                                                              ======   ======

     The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

     Active life reserves for disability income policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4% interest rate and. Active life reserves for prior disability income policies are based on the net level premium method, using the 1964 Commissioner's Disability Table for morbidity with interest rates ranging from 3% to 4%.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based morbidity experience, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, with an interest rate of either 4% or 4.5%. For reserves using lapse assumptions, a separate calculation is performed using interest rates ranging from 5.2% to 6.0% and excluding lapses. Reserves resulting from the separate calculation are compared in the aggregate to the statutory minimum and the greater of the two is held.

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Deferred and uncollected premiums at December 31, 2004 and 2003 were as follows:

                        December 31, 2004   December 31, 2003
                        -----------------   -----------------
                         Gross      Net      Gross      Net
                         ------   ------     ------   ------
                                    (in millions)

Ordinary new business    $  162   $   76     $  171   $   76
Ordinary renewal          1,570    1,283      1,461    1,191
                         ------   ------     ------   ------
                         $1,732   $1,359     $1,632   $1,267
                         ======   ======     ======   ======

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2004 and 2003:

                                                  December 31,
                                               -----------------
                                                 2004      2003
                                               -------   -------
                                                 (in millions)
     Subject to discretionary withdrawal
        - with market value adjustment         $11,987   $10,524
        - without market value adjustment           --        --
     Not subject to discretionary withdrawal     2,109     1,886
     Non-policy liabilities                        222       252
                                               -------   -------
        Total separate account liabilities     $14,318   $12,662
                                               =======   =======

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At December 31, 2004 and 2003, general account reserves for policy benefits included $8 million and $11 million, respectively, that were attributable to these benefits.

     Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2004 and 2003 were $1.3 billion and $1.2 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported in transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2004, 2003 and 2002:

                                                      For the year ended December 31,
                                                      -------------------------------
                                                          2004      2003      2002
                                                        -------   -------   -------
                                                               (in millions)
From Separate Account Annual Statement:
   Transfers to separate accounts                       $ 1,428   $ 1,224   $ 1,341
   Transfers from separate accounts                      (1,012)   (1,125)   (1,300)
                                                        -------   -------   -------
                                                            416        99        41
Reconciling adjustments:
   Investment management and administrative charges          --        73        65
   Mortality, breakage and taxes                              6       116       136
                                                        -------   -------   -------
      Net transfers to separate accounts                $   422   $   288   $   242
                                                        =======   =======   =======

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives ("Plans"). These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements. The Company contributed $38 million and $28 million to the qualified employee retirement plan during 2004 and 2003, respectively, and expects to contribute $37 million in 2005.

     In addition to defined pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

     Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2004 and 2003, and changes in assets and obligations for the years then ended, were as follows:

                                              Defined Benefit Plans   Postretirement Benefit Plans
                                              ---------------------   ----------------------------
                                                  2004     2003                2004   2003
                                                 ------   ------               ----   ----
                                                                  (in millions)
Fair value of plan assets at January 1           $1,738   $1,420               $ 20   $ 17
Changes in plan assets:
   Actual return on plan assets                     208      323                  4      5
   Company contributions                             38       28                 --
   Actual plan benefits paid                        (34)     (33)                (2)    (2)
                                                 ------   ------               ----   ----
Fair value of plan assets at December 31         $1,950   $1,738               $ 22   $ 20
                                                 ======   ======               ====   ====

Projected benefit obligation at January 1        $1,729   $1,499               $166   $131
Changes in benefit obligation:
   Service cost of benefits earned                   70       64                 18     15
   Interest cost on projected obligations           111      103                 11     10
   Projected plan benefits paid                     (40)     (38)               (10)    (9)
   Experience losses                                171      101                 11     19
                                                 ------   ------               ----   ----
Projected benefit obligation at December 31      $2,041   $1,729               $196   $166
                                                 ======   ======               ====   ====

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. The investment objective of the Plan is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Investments are made for the sole interest of the beneficiaries of the Plan. While significant exposure to publicly traded equity securities is warranted by the long-term nature of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the Plan beneficiaries. Diversified equity investments are subject to an aggregate maximum exposure of 75%, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is re-balanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

     Plan assets by asset class at December 31, 2004 and December 31, 2003 were as follows:

                                          Defined Benefit Plans            Postretirement Benefit Plans
                                  ------------------------------------   -------------------------------
                                    2004    % of FV    2003    % of FV   2004   % of FV   2003   % of FV
                                  -------   -------   ------   -------   ----   -------   ----   -------
                                                               (in millions)
     Bonds                         $  856      44%    $  742      42%     $ 9      43%     $ 9      42%
     Preferred stock                    7       0%        12       1%      --       0%      --       0%
     Common stock                   1,058      54%       953      55%      13      57%      11      57%
     Private equities and other        29       2%        31       2%      --       0%      --       0%
                                   ------     ---     ------     ---      ---     ---      ---     ---
     Total assets                  $1,950     100%    $1,738     100%     $22     100%     $20     100%
                                   ======     ===     ======     ===      ===     ===      ===     ===

     The projected benefit obligation ("PBO") represents the actuarial net present value of future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is mandated for measuring pension obligations. The accumulated benefit obligation ("ABO") is similar to the calculation of the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company were $1.6 billion and $1.4 billion at December 31, 2004 and 2003, respectively.

     Projected benefit obligations included $37 million and $28 million for non-vested employees at December 31, 2004 and 2003, respectively.

     The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2004, 2003 and 2002:

                                               Defined Benefit Plans   Postretirement Benefit Plans
                                               ---------------------   ----------------------------
                                                 2004   2003   2002         2004   2003   2002
                                                 ----   ----   ----         ----   ----   ----
     Discount rate                               6.0%   6.5%   7.0%         6.0%   6.5%   7.0%
     Long-term rate of return on plan assets     8.0%   8.0%   8.5%         8.0%   8.0%   8.5%
     Annual increase in compensation             4.5%   4.5%   5.0%         4.5%   4.5%   5.0%

     The long term rates of return on plan assets are estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2004. Returns are estimated by asset class based on the current risk free interest rate environment plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The projected benefit obligation for postretirement benefits at December 31, 2004 and 2003 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by $22 million and net periodic postretirement benefit expense during 2004 by $4 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2004 and net periodic postretirement benefit expense during 2004 by the same amounts.

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was enacted. The Act introduces a prescription drug benefit under Medicare Part D beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments from the federal government. The Company has not determined whether the benefits under its existing postretirement plan are actuarially equivalent to the new Medicare benefit. As such, neither the projected benefit obligation nor the net periodic benefit cost for postretirement benefits reflects any amount associated with this Medicare subsidy.

     Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2004 and 2003:

                                                   Defined Benefit Plans   Postretirement Benefit Plans
                                                   ---------------------   ----------------------------
                                                       2004     2003                 2004    2003
                                                      ------   ------               -----   -----
                                                                     (in millions)
     Fair value of plan assets at December 31         $1,950   $1,738               $  22   $  20
     Projected benefit obligation at December 31       2,041    1,729                 196     166
                                                      ------   ------               -----   -----
       Funded status                                     (91)       9                (174)   (146)
          Unrecognized net experience losses             450      368                  50      43
          Unrecognized initial net asset                (577)    (598)                 --      --
          Nonadmitted asset                             (114)     (76)                 --      --
                                                      ------   ------               -----   -----
     Net pension liability                            $ (332)  $ (297)              $(124)  $(103)
                                                      ======   ======               =====   =====

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or service costs have been more or less favorable than assumed. These differences accumulate without recognition in the Company's financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for field representative plans.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of the statutory basis of accounting for pensions as of January 1, 2001. The Company has elected not to record an initial asset for this excess, electing instead to amortize this initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

     Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The components of net periodic benefit costs for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                      Defined Benefit Plans   Postretirement Benefits
                                                      ---------------------   -----------------------
                                                       2004    2003    2002      2004   2003   2002
                                                      -----   -----   -----      ----   ----   ----
                                                                       (in millions)
     Components of net periodic benefit cost:
        Service cost of benefits earned               $  70   $  64   $  54      $18    $15    $11
        Interest cost on projected obligations          111     103      95       11     10      9
        Amortization of experience gains and losses      13      34       5        1      2      1
        Amortization of initial net asset               (21)    (46)    (13)       -      -      -
        Expected return on plan assets                 (138)   (113)   (136)      (1)    (1)    (2)
                                                      -----   -----   -----      ---    ---    ---
           Net periodic expense                       $  35   $  42   $   5      $29    $26    $19
                                                      =====   =====   =====      ===    ===    ===

     The expected benefit payments under the defined benefit plans and the postretirement plans are as follows:

                 Defined
                 Benefit   Postretirement
                  Plans     Benefit Plans
                 -------   --------------
                      (in millions)
     2005          $ 44         $ 10
     2006            48           11
     2007            52           12
     2008            56           14
     2009            61           15
     2010-2014      393           95
                   ----         ----
                   $654         $157
                   ====         ====

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for field representatives. For the years ended December 31, 2004, 2003 and 2002 the Company expensed total contributions to these plans of $24 million, $23 million and $22 million, respectively.

9.   Reinsurance

     The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $30 million of coverage per individual life and a maximum of $45 million of coverage per joint life. The Company also cedes a portion of its exposure to group disability benefits on a coinsurance basis and has an excess reinsurance contract for certain individual disability income policies issued prior to 1999 with retention limits varying based upon coverage type. The Company also participates in catastrophic risk sharing pools.

     Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2004 and 2003 were reported net of ceded reserves of $1.2 billion and $1.0 billion, respectively.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2004, 2003 and 2002 was as follows:

                                                 For the year ended December 31,
                                                 -------------------------------
                                                     2004      2003      2002
                                                   -------   -------   -------
                                                          (in millions)

     Direct premium revenue                        $11,397   $10,959   $10,706
     Premiums ceded                                   (715)     (652)     (598)
                                                   -------   -------   -------
        Net premium revenue                        $10,682   $10,307   $10,108
                                                   =======   =======   =======
     Direct benefit expense                         11,568    11,110    10,770
     Benefits ceded                                   (478)     (483)     (440)
                                                   -------   -------   -------
        Net benefit expense                        $11,090   $10,627   $10,330
                                                   =======   =======   =======

     In addition, the Company reported $207 million, $184 million and $172 million for the years ended December 31, 2004, 2003 and 2002, respectively, in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business. These amounts are classified as other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2004 and 2003 that were considered by management to be uncollectible.

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

     Northwestern Mutual Investment Services, LLC     Baird Holding Company
     Northwestern International Holdings, Inc.        Frank Russell Company
     NML Real Estate Holdings, LLC and subsidiaries   Bradford, Inc.
     NML Securities Holdings, LLC and subsidiaries    Network Planning Advisors, LLC
     Northwestern Investment Management Company, LLC  Mason Street Advisors, LLC
     Northwestern Securities Holdings, LLC            NML - CBO, LLC
     Northwestern Mutual Trust Company                JYD Assets, LLC
     Chateau, LLC                                     Health Invest, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. During 2004, the Company sold its majority interest in Baird Holding Company (see Note 13) and intends to consolidate Baird's taxable income for the portion of 2004 prior to the sale. Federal income tax returns for years through 2001 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for additional taxes that may become due with respect to the open tax years.

                  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2004 and 2003 were as follows:

                                              December 31,
                                            ---------------
                                             2004     2003    Change
                                            ------   ------   ------
                                             (in millions)
     Deferred tax assets:
        Policy acquisition costs            $  757   $  715   $  42
        Investment assets                      118      189     (71)
        Policy benefit liabilities           1,644    1,751    (107)
        Benefit plan obligations               284      252      32
        Guaranty fund assessments               10       12      (2)
        Nonadmitted assets                      61       54       7
        Other                                   37       58     (21)
                                            ------   ------   ------
           Gross deferred tax assets         2,911    3,031    (120)
                                            ------   ------   ------
     Deferred tax liabilities:
        Premium and other receivables          504      453      51
        Investment assets                    1,464    1,375      89
        Other                                    7        5       2
                                            ------   ------   ------
           Gross deferred tax liabilities    1,975    1,833     142
                                            ------   ------   ------
           Net deferred tax asset           $  936   $1,198   $(262)
                                            ======   ======   ======

     The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2004 and 2003, the Company's gross deferred tax assets did not exceed this limitation.

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

     The major components of current income tax expense (benefit) were as follows:

                                                 For the year ended December 31,
                                                 -------------------------------
                                                        2004   2003    2002
                                                       -----   ----   -----
                                                           (in millions)
        Income tax                                     $ (85)  $(65)  $  26
        Tax credits                                      (39)   (25)    (15)
        Equity tax                                        --     --    (453)
                                                       -----   ----   -----
           Total current tax expense (benefit)         $(124)  $(90)  $(442)
                                                       =====   ====   =====

                  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The Company's taxable income can vary significantly from gain from operations before taxes due to temporary and permanent differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, the related liability was released as a current tax benefit during 2002. While the Company was subject to the equity tax in 2004, legislation was enacted in April 2004 that permanently repealed the equity tax effective January 1, 2005.

     The Company's effective tax rates were 12%, 13% and 299% for the years ended December 31, 2004, 2003 and 2002, respectively. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax during 2002.

     Income taxes paid in the current and prior years of $1.3 billion are available at December 31, 2004 for recoupment in the event of future tax losses.

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 35 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon the financial performance of Russell during the five year period ended December 31, 2003.

     The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the accounts of Russell. Further, the statutory purchase method required that the Company's cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company's surplus at the time of the acquisition.

     The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment ("permitted practice"), whereby all Russell goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, be charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC "Accounting Practices and Procedures Manual," which requires that any goodwill not in excess of 10% of the Company's surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

     At December 31, 2004, the Company had made cumulative direct reductions of its surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the

                  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Company's equity basis investment in Russell by $581 million, which is classified as a reduction of the Company's total investment in common stocks at that date.

     If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the statement of financial position would have been greater by $320 million, $358 million and $335 million at December 31, 2004, 2003 and 2002, respectively, and net income as reported in the statement of operations would have been lower by $61 million, $53 million and $52 million for the years then ended, respectively.

12.  Contingencies and Guarantees

     The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $50 million of bank borrowings owed by Russell.

     In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its field management. The maximum exposure under these guarantees totaled approximately $406 million at December 31, 2004. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.8 billion at December 31, 2004 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company's financial position at December 31, 2004.

13.  Related Party Transactions

     On May 13, 2004 the Company sold its majority interest in Baird Holding Company ("Baird") to Baird management and employees. At the time of the sale, the Company owned approximately 51% of Baird common stock, with Baird management and employees owning the remainder. The Company realized a $30 million gain on the sale of its remaining interest in Baird, which is reported in realized capital gains in the consolidated statement of operations. The Company financed a substantial portion of the sales price through the purchase, at par, of $240 million of subordinated notes, with attached warrants, issued by Baird. Notes in the amount of $215 million remain outstanding at December 31, 2004 and are classified as bonds in the consolidated statement of financial position.

     During 2004, the Company refinanced a credit facility owed by Russell and provided additional capital through the purchase, at par, of $258 million of notes issued by Russell. Notes in the amount of $218 million remain outstanding at December 31, 2004 and are classified as bonds in the consolidated statement of financial position.

     During 2004, the Company transferred investments to a wholly-owned subsidiary as a capital contribution. The fair value of these securities was $222 million at the time of transfer. Realized capital gains of $2 million were recognized during 2004 upon the transfer of these assets.

     During 2003, the Company transferred investments to a majority-owned investment subsidiary as a capital contribution. The fair value of these securities was $219 million at the time of the

                  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     transfer. Realized capital losses of $7 million were recognized during 2003 upon the transfer of these assets.

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2004 and 2003 were as follows:

                                              December 31, 2004     December 31, 2003
                                             -------------------   -------------------
                                             Statement     Fair    Statement     Fair
                                               Value      Value      Value      Value
                                             ---------   -------   ---------   -------
                                                           (in millions)
     Assets:
        Bonds                                 $60,930    $63,791    $55,571    $58,596
        Common and preferred stocks             7,414      9,312      6,577      8,488
        Mortgage loans                         17,240     18,674     16,426     18,086
        Real estate                             1,619      2,415      1,481      2,122
        Policy loans                            9,750     10,771      9,546      9,839
        Other investments                       5,774      6,491      4,851      5,373
        Cash and short-term investments         2,949      2,949      2,594      2,594

     Liabilities:
        Investment-type insurance reserves    $ 4,023    $ 3,824    $ 3,989    $ 3,759


     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded fair value is estimated using independent pricing services or internally developed pricing models. See Note 11 regarding the statement value of the Company's investment in Russell. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, which are valued by discounting estimated future cash flows using market interest rates, as well as other joint ventures and partnerships, for which the equity accounting basis approximates fair value.


     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------------------

                                               PricewaterhouseCoopers LLP
                                               100 E. Wisconsin Ave., Suite 1500
                                               Milwaukee WI 53202
                                               Telephone (414) 212 1600

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2004 and 2003, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2004 and 2003, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2004 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2004 and 2003 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 24, 2005

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

        (a)     Financial Statements

                (1)     NML Variable Annuity Account B
                Incorporated by reference into the Statement of Additional Information from Account B's Annual Report to Contract Owners for the fiscal year ended December 31, 2004 are:

                Statement of Assets and Liabilities as of the end of the most recent fiscal year
                Statement of Operations for the most recent fiscal year Statement of Changes in Equity for each of the two most recent fiscal years
                Notes to Financial Statements
                Report of Independent Registered Public Accounting Firm

                (2) The Northwestern Mutual Life Insurance Company Included in the Statement of Additional Information are:

                Consolidated Statement of Financial Position at the end of each of the most recent two fiscal years
                Consolidated Statement of Operations for each of the three most recent fiscal years
                Consolidated Statement of Changes in Surplus for each of the three most recent fiscal years
                Consolidated Statement of Cash Flows for each of the most recent three fiscal years
                Notes to Consolidated Statutory Financial Statements
                Report of Independent Registered Public Accounting Firm

        (b)     Exhibits

---------------------------------------------------------------------------------------------------------------------
Exhibit        Description                                       Filed Herewith/Incorporated Herein By Reference To
---------------------------------------------------------------------------------------------------------------------
(b)(1)         Resolution of the Board of Trustees of The        Exhibit 99(b) to Form N-4  Registration Statement
               Northwestern Mutual Life Insurance Company        for NML Variable Annuity Account A, File No.
               creating the Account and resolution of the        333-22455, filed on February 27, 1997
               Executive Committee designating the
               formations of  "NML Variable Annuity Account
               A" and "NML Variable Annuity Account B"
---------------------------------------------------------------------------------------------------------------------
(b)(3)         Distribution Agreement entered into on            Exhibit A(3)(A) to Form N-4  Registration Statement
               October 3, 1968 between The Northwestern          for NML Variable Annuity Account A, File No.
               Mutual Life Insurance Company and NML             333-22455, filed on February 27, 1997
               Equity Services, Inc. (n/k/a Northwestern
               Mutual Investment Services, LLC)
---------------------------------------------------------------------------------------------------------------------
(b)(4)(a)(1)   Form of  Flexible Payment Variable Annuity        Filed herewith
               Contract, RR.V.B.MSNST.(0803) and Amendment
               of Contract to Qualify as an Annuity for
               non-tax qualified business (032000) (sex
               neutral)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
(b)(4)(a)(2)   Form of  Flexible Payment Variable Annuity        Exhibit B(4)(a) to Form N-4 Post-Effective
               Contract, RR.V.B.MSNST.(0704) and Amendment       Amendment No. 5 for NML Variable Annuity Account B,
               of Contract to Qualify as an Annuity for          File No. 333-33232, filed on April 30, 2004
               non-tax qualified business (032000) (sex
               neutral)
---------------------------------------------------------------------------------------------------------------------
(b)(4)(b)(1)   Variable Annuity Contract                         Filed herewith
               RR.V.A.B.MSNST.(0803) Payment Rate Tables
               (sex distinct)
---------------------------------------------------------------------------------------------------------------------
(b)(4)(b)(2)   Variable Annuity Contract                         Exhibit B(4)(b)  to Form N-4 Post-Effective
               RR.V.A.B.MSNST.(0704) Payment Rate Tables         Amendment No. 5 for NML Variable Annuity Account B,
               (sex distinct)                                    File No. 333-33232, filed on April 30, 2004
---------------------------------------------------------------------------------------------------------------------
(b)(4)(c)      Enhanced Death Benefit Rider, VA.EDB.(0803)       Filed herewith
---------------------------------------------------------------------------------------------------------------------
(b)(5)(1)      Form of Application (0300)                        Filed herewith
---------------------------------------------------------------------------------------------------------------------
(b)(6)(a)      Restated Articles of Incorporation of The         Exhibit EX-99.B1  to Form N-4 Post-Effective
               Northwestern Mutual Life Insurance Company        Amendment No. 52 for NML Variable Annuity Account
               (adopted July 26, 1972)                           B, File No. 2-29240, filed on November 13, 1995
---------------------------------------------------------------------------------------------------------------------
(b)(6)(b)      Amended By-Laws of  The Northwestern Mutual       Exhibit B(6) to Form N-4 Post-Effective Amendment
               Life Insurance Company dated December 4,          No. 4 for NML Variable Annuity Account B, File No.
               2002                                              333-33232, filed on February 28, 2003
---------------------------------------------------------------------------------------------------------------------
(b)(8)(a)      Participation Agreement dated March 16,           Exhibit (b)(8)(a) to Form N-4 Post-Effective
               1999 Among Russell Insurance Funds, Russell       Amendment No. 66 for NML Variable Annuity Account
               Fund Distributors, Inc. and The                   B, File No. 2-29240, filed on April 28, 2005
               Northwestern Mutual Life Insurance Company
---------------------------------------------------------------------------------------------------------------------
(b)(8)(b)      Participation Agreement dated May 1, 2003         Exhibit (b)(8)(b) to Form N-4 Post-Effective
               among Variable Insurance Products Funds,          Amendment No. 66 for NML Variable Annuity Account
               Fidelity Distributors Corporation and The         B, File No. 2-29240, filed on April 28, 2005
               Northwestern Mutual Life Insurance Company
---------------------------------------------------------------------------------------------------------------------
(b)(8)(c)      Administrative Service Fee Agreement dated        Exhibit (b)(8)(c) to Form N-4 Post-Effective
               February 28, 1999 between The Northwestern        Amendment No. 66 for NML Variable Annuity Account
               Mutual Life Insurance Company and Frank           B, File No. 2-29240, filed on April 28, 2005
               Russell Company
---------------------------------------------------------------------------------------------------------------------
(b)(10)        Consent of PricewaterhouseCoopers LLP dated       Filed herewith
               April 26, 2005
---------------------------------------------------------------------------------------------------------------------

Item 25.  Directors and Officers of the Depositor

        The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company, without regard to their activities relating to variable annuity contracts or their authority to act or their status as "officers" as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES

Name                                    Business Address
----                                    ----------------
Edward E. Barr                          Sun Chemical Corporation
                                        222 Bridge Plaza South
                                        Fort Lee, NJ  07024

John M. Bremer                          The Northwestern Mutual Life
                                         Insurance Company
                                        720 East Wisconsin Avenue
                                        Milwaukee, WI 53202

Peter W. Bruce                          The Northwestern Mutual Life
                                         Insurance Company
                                        720 East Wisconsin Avenue
                                        Milwaukee, WI 53202

Robert C. Buchanan                      Fox Valley Corporation
                                        100 West Lawrence Street
                                        P.O. Box 727
                                        Appleton, WI  54911

George A. Dickerman                     68 Normandy Road
                                        Longmeadow, MA  01106-1259

Connie K. Duckworth                     ARZU
                                        77 Stone Gate Lane
                                        Lake Forest, IL  60045

Pierre S. du Pont                       Richards, Layton & Finger
                                        P.O. Box 551
                                        1 Rodney Square
                                        Wilmington, DE 19899

James D. Ericson                        777 East Wisconsin Avenue
                                        Suite 3010
                                        Milwaukee, WI 53202

David A. Erne                           Reinhart Boener Van Deuren sc
                                        1000 North Water Street
                                        Suite 2100
                                        Milwaukee, WI  53202

J. E. Gallegos                          Gallegos Law Firm
                                        460 St. Michaels Drive
                                        Building 300
                                        Santa Fe, NM 87505

Stephen N. Graff                        805 Lone Tree Road
                                        Elm Grove, WI 53122-2014

Patricia Albjerg Graham                 Graduate School of Education
                                        Harvard University
                                        420 Gutman
                                        Cambridge, MA  02138

James P. Hackett                        Steelcase Inc.
                                        901 - 44th Street
                                        Grand Rapids, MI  49508

Stephen F. Keller                       101 South Las Palmas Avenue
                                        Los Angeles, CA 90004

Barbara A. King                         Landscape Structures, Inc.
                                        Route 3
                                        601-7th Street South
                                        Delano, MN 55328

Margery Kraus                           APCO Worldwide
                                        1615 L Street, NW, Suite 900
                                        Washington, DC 20036

J. Thomas Lewis                         228 St. Charles Avenue
                                        Suite 1024
                                        New Orleans, LA 70130

Daniel F. McKeithan, Jr.                Tamarack Petroleum Company, Inc.
                                        Suite 1920
                                        777 East Wisconsin Avenue
                                        Milwaukee, WI 53202

Ulice Payne, Jr.                        Addison-Clifton, L.L.C.
                                        Suite 245
                                        13555 Bishop's Court
                                        Brookfield, WI 53005

H. Mason Sizemore, Jr.                  2054 N.W. Blue Ridge Drive
                                        Seattle, WA  98177

Sherwood H. Smith, Jr.                  CP&L
                                        421 Fayetteville Street Mall
                                        P.O. Box 1551
                                        Raleigh, NC  27602

Peter M. Sommerhauser                   Godfrey & Kahn, S.C.
                                        780 North Water Street
                                        Milwaukee, WI 53202-3590

John E. Steuri                          52 River Ridge Road
                                        Little Rock, AR 72227-1518

John J. Stollenwerk                     Allen-Edmonds Shoe Corporation
                                        201 East Seven Hills Road
                                        P.O. Box 998
                                        Port Washington, WI 53074-0998

Barry L. Williams                       Williams Pacific Ventures, Inc.
                                        4 Embarcadero Center, Suite 3700
                                        San Francisco, CA 94111

Kathryn D. Wriston                      c/o Shearman & Sterling
                                        599 Lexington Avenue, Room 1064
                                        New York, NY 10022

Edward J. Zore                          The Northwestern Mutual Life
                                         Insurance Company
                                        720 East Wisconsin Avenue
                                        Milwaukee, WI 53202

EXECUTIVE OFFICERS

Name                          Title
----                          -----
Edward J. Zore                President and Chief Executive Officer
John M. Bremer                Chief Operating Officer (Chief Compliance Officer)
Peter W. Bruce                Chief Insurance Officer
Deborah A. Beck               Executive Vice President (Planning and Technology)
William H. Beckley            Executive Vice President (Agencies)
Mason G. Ross                 Executive Vice President and Chief Investment
                               Officer
Mark G. Doll                  Senior Vice President (Public Markets)
Richard L. Hall               Senior Vice President (Life Product)
William C. Koenig             Senior Vice President and Chief Actuary
Gregory C. Oberland           Senior Vice President (Insurance Operations)
Barbara F. Piehler            Senior Vice President and Chief Information
                               Officer
Gary A. Poliner               Senior Vice President & Chief Financial Officer
Marcia Rimai                  Senior Vice President (Marketing)
Charles D. Robinson           Senior Vice President (Investment Products and
                               Services)
John E. Schlifske             Senior Vice President (Investment Products and
                               Services and Affiliates)
Leonard F. Stecklein          Senior Vice President (Investment Products
                               Operations)
Frederic H. Sweet             Senior Vice President (Corporate and Government
                               Relations)
Robert J. Berdan              Vice President, General Counsel and Secretary
Michael G. Carter             Vice President (Policyowner Services)
Steven T. Catlett             Vice President ( Investment Products)
David D. Clark                Vice President (Real Estate)
Gloster B. Current            Vice President (Corporate Planning)
Thomas E. Dyer                Vice President (Corporate Services)
Christine H. Fiasca           Vice President (Field System Administration)
John M. Grogan                Vice President (Field Services and Support)
John C. Kelly                 Vice President and Controller

John L. Kordsmeier            Vice President (New Business)
Susan A. Lueger               Vice President (Human Resources)
Jeffrey J. Lueken             Vice President (Securities)
Jean M. Maier                 Vice President (Compliance/Best Practices)
Meridee J. Maynard            Vice President (Disability Income and Long-Term
                               Care)
Brenda F. Skelton             Vice President (Communications)
J. Edward Tippetts            Vice President (Field Development)
Martha M. Valerio             Vice President (Technology Research and Web
                               Resources)
Michael L. Youngman           Vice President (Government Relations)

OTHER OFFICERS

Name                          Title
----                          -----
John Abbott                   Director DI Special Invest Unit/Field Benefit Reps
Carl Amick                    Director DI Product/Standards
Jason Anderson                Assistant Director Tax
Mark Backe                    Asst. General Counsel & Asst. Secretary
Walter Barlow                 Assistant Director Education
Rebekah Barsch                Director-Annuity Prod
Beth M. Berger                Asst. General Counsel & Asst. Secretary
Frederick W. Bessette         Asst. General Counsel & Asst. Secretary
Maryann Bialo                 Assistant Director DI Benefit
Carrie Bleck                  Director Policyowner Services
Melissa Bleidorn              Asst. General Counsel & Asst. Secretary
Sandra Botcher                Asst. General Counsel & Asst. Secretary
Anne Brower                   Asst. General Counsel & Asst. Secretary
Michael S. Bula               Asst. General Counsel & Asst. Secretary
Gwen Canady                   Director Corporate Reporting
Kurt Carbon                   Director Life Lay Standards
Walt Chossek                  Director-Finance
Tom Christianson              Director Advanced Business Services
Alan Close                    Director Accounting Policy
James Coleman                 Vice President Brand and Advertising
Barbara Courtney              Director Mutual Fund Accounting
Dennis Darland                Assistant Director DI Benefit
Mark Diestelmeier             Asst. General Counsel & Asst. Secretary
John E. Dunn                  Asst. General Counsel & Asst. Secretary
James R. Eben                 Asst. General Counsel & Asst. Secretary
Carol Flemma                  Director-IPS Bus Development/Sales Support
Don Forecki                   Director Investment Operations
James C. Frasher              Asst. General Counsel & Asst. Secretary
John Garofani                 Asst. General Counsel & Asst. Secretary
Sheila Gavin                  Asst. General Counsel & Asst. Secretary
Don Gehrke                    Director-Inv Client Services
Tim Gerend                    Asst. General Counsel & Asst. Secretary
Wally Givler                  Vice President Investment Accounting
Kevin M. Gleason              Asst. General Counsel & Asst. Secretary
Bob Gleeson                   Vice President & Medical Director
Jason Goetze                  Assistant Director Long Term Care Compliance/Sales
C. Claibourne Greene          Asst. General Counsel & Asst. Secretary
Tom Guay                      Vice President Underwriting Standards
Greg Gurlik                   Director Long Term Care Product Development
Gary Hewitt                   Vice President Treasury & Investment Operations

Name                          Title
----                          -----
Dick Hoffman                  Vice President Audit
Diane Horn                    Director NMIS Compliance
Elizabeth Idleman             Asst. General Counsel & Asst. Secretary
Todd Jones                    Asst Director- IPS Finance
Mark Kaprelian                Asst. General Counsel & Asst. Secretary
David B. Kennedy              Asst. General Counsel & Asst. Secretary
Jim Kern                      Director DI Underwriting
Don Kiefer                    Vice President Actuary
James Koelbl                  Asst. General Counsel & Asst. Secretary
Abim Kolawole                 Asst. General Counsel & Asst. Secretary
Robert Kowalsky               Vice President & Chief Architect
Carol L. Kracht               Vice President, Deputy General Counsel &
                               Investment Counsel
Pat Krueger                   Director Annuity Customer Service
Todd Kuzminski                Assistant Director Investment Accounting
Dean Landry                   Assistant Director Investment Accounting
Donna Lemanczyk               Director-Investment Closing
Elizabeth Lentini             Asst. General Counsel & Asst. Secretary
Sally J. Lewis                Asst. General Counsel & Asst. Secretary
James Lodermeier              Senior Actuary
George R. Loxton              Asst. General Counsel & Asst. Secretary
Dean Mabie                    Asst. General Counsel & Asst. Secretary
Jon Magalska                  Actuary
Raymond J. Manista            Vice President & Litigation Counsel
Steve Mannebach               Director Field Management Development
Jeff Marks                    Director Special Projects
Steve Martinie                Asst. General Counsel & Asst. Secretary
Ted Matchulat                 Director Product Compliance
Allan McDonnell               Director-Order Entry Desk
James L. McFarland            Asst. General Counsel & Asst. Secretary
Patrick McKeown               Investment Research Consultant
Larry S. Meihsner             Asst. General Counsel & Asst. Secretary
Bob Meilander                 Vice President Corporate Actuary
Christopher Menting           Asst. General Counsel & Asst. Secretary
Richard E. Meyers             Asst. General Counsel & Asst. Secretary
Joanne Migliaccio             Director Field Services and Support
Michael Mihm                  Asst Director-IPS Field Consulting
Lynn Milewski                 Director Annuity New Business Compliance
Daniel Moakley                Asst. General Counsel & Asst. Secretary
Jill Mocarski                 Medical Director
Karen Molloy                  Director Banking & Cash Management
Diane Moro-Goane              Director Marketing Materials Review
Scott J. Morris               Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy            Asst. General Counsel & Asst. Secretary
David K. Nelson               Asst. General Counsel & Asst. Secretary
Tim Nelson                    Director Market Conduct
Mary S. Nelson                Asst. General Counsel & Asst. Secretary
Jeffrey Niehaus               Director- Business Retirement Markets
Kathleen Oman                 Director-IPS Systems
Timothy Otto                  Asst. General Counsel & Asst. Secretary
Art Panighetti                Vice President Tax
Randy M. Pavlick              Asst. General Counsel & Asst. Secretary

Name                          Title
----                          -----
David W. Perez                Asst. General Counsel & Asst. Secretary
Judith L. Perkins             Asst. General Counsel & Asst. Secretary
Pete Peterson                 Director Long Term Care Administration
William C. Pickering          Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler           Asst. General Counsel & Asst. Secretary
Randy Powell                  Medical Director
Thomas Rabenn                 Asst. General Counsel & Asst. Secretary
Dave Remstad                  Vice President Life Product
Tom Richards                  Vice President Agency Development
Dick Richter                  Vice President System Administration
Dan Riedl                     President & CEO, Northwestern Mutual Investment
                               Services, LLC
Kathleen M. Rivera            Vice President, Deputy General Counsel, Products
                               & Distribution
Beth Rodenhuis                Director of Planning and Projects
Tammy Roou                    Asst. General Counsel & Asst. Secretary
Linda Schaefer                Director Policyowner Services
Cal Schattschneider           Director of Strategic Analysis
Thomas F. Scheer              Asst. General Counsel & Asst. Secretary
Jane Ann Schiltz              Vice President Estate Market
Kathleen H. Schluter          Vice President & Tax Counsel
Sue Schmeidel                 Director Field Development
Calvin Schmidt                Vice President Information Systems
Rodd Schneider                Asst. General Counsel & Asst. Secretary
Catherine L. Shaw             Asst. General Counsel & Asst. Secretary
David Silber                  Asst. General Counsel & Asst. Secretary
Stephen M. Silverman          Asst. General Counsel & Asst. Secretary
Dave Simbro                   Vice President Long Term Care
Warren Smith                  Assistant Director-Architecture
Diane Smith                   Assistant Director Policyowner Services
Mark W. Smith                 Associate General Counsel & Asst. Secretary
Richard Snyder                Director-Mutual Fund Prod
Steve Sperka                  Director DI Benefits
Karen Stevens                 Asst. General Counsel & Asst. Secretary
Steve Stone                   Director IS Finance
Cheryl Svehlek                Assistant Director DI Underwriting Large Case
Rachel Taknint                Vice President, Department Planning and Operations
                               & Associate General Counsel
Paul Tews                     Director Investment Planning
Kellen Thiel                  Director-Managed Products
Donald G. Tyler               Vice President-IPS Sales
Mary Beth Van Groll           Vice President Information Systems
Natalie Versnik               Assistant Director SIU
Andy Ware                     Vice President Actuary
Joel Weiner                   Medical Director
Rachel Weitzer                Asst Director-Products & Sales Service Support
Catherine A. Wilbert          Asst. General Counsel & Asst. Secretary
Don Wilkinson                 Vice President Agency Administration
Jeff Williams                 Director Corporate Risk Management
Anne Wills                    Director-Separate Accounts Operation Compliance
John Wilson                   Director Long Term Care Sales Support
Penny Woodcock                Assistant Director DI Quality Assurance
Robert Wright                 Director-Russell Strategic Support

Name                          Title
----                          -----
Catherine M. Young            Asst. General Counsel & Asst. Secretary
Rick Zehner                   Vice President Life Product
Patti Zimmermann              Director Investment Technology & Development
Philip Zwieg                  Vice President Information Systems
Bob Zysk                      Director Tax Compliance

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

        The subsidiaries of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), as of January 31, 2005 are set forth on pages C-11 through C-13. In addition to the subsidiaries set forth on pages C-11 through C-13, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

        1.     NML Variable Annuity Account A
        2.     NML Variable Annuity Account B
        3.     NML Variable Annuity Account C
        4.     Northwestern Mutual Variable Life Account

        Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the "Funds"), shown on page C-11 as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the accounts, or in the same proportions as the shares which are so voted.

                   NORTHWESTERN MUTUAL CORPORATE STRUCTURE/1/
                            (as of January 31, 2005)

                                                                 Jurisdiction of
The Northwestern Mutual Life Insurance Company                    Incorporation

Bradford, Inc. - 100%...................................................Delaware
Chateau, LLC - 100%.....................................................Delaware
Frank Russell Company - 85.48%........................................Washington
Frank Russell Investment Management Company - 85.48%..................Washington
Health Invest, LLC - 100%...............................................Delaware
JYD Assets, LLC - 100%..................................................Delaware
Jersey Par, LLC - 100%..................................................Delaware
Mason Street Advisors, LLC - 100%.......................................Delaware
Mason Street Funds, Inc. (and its 11 funds) - 70%/2/....................Maryland
Network Planning Advisors, L.L.C. - 100%...............................Wisconsin
NM-Exchange, LLC - 100%.................................................Delaware
NM Harrisburg, Inc. - 100%..........................................Pennsylvania
NMIS Alabama Agency, LLC - 100%..........................................Alabama
NMIS Georgia Agency, LLC - 100%..........................................Georgia
NMIS Massachusetts Insurance Agency, LLC - 100%....................Massachusetts
NML Buffalo Agency, Inc. - 100%.........................................New York
NML - CBO, LLC - 100%...................................................Delaware
NML/Mid Atlantic, Inc. - 100%.........................................New Jersey
NML/Tallahassee, Inc. - 100%.............................................Florida
Northwestern Foreign Holdings B.V. - 100%............................Netherlands
Northwestern International Holdings, Inc. - 100%........................Delaware
Northwestern Investment Management Company, LLC - 100%..................Delaware
Northwestern Long Term Care Insurance Company - 100%....................Illinois
Northwestern Mutual Investment Services, LLC - 100%....................Wisconsin
Northwestern Mutual Las Vegas, Inc. - 100%................................Nevada
Northwestern Mutual Series Fund, Inc.
 (and its 18 portfolios) - 100%/3/......................................Maryland
Northwestern Mutual Trust Company - 100% ...................Federal Savings Bank
Northwestern Reinsurance Holdings N.V. - 100%........................Netherlands
Northwestern Securities Holdings, LLC - 100%............................Delaware
NVOP, Inc. - 100%.......................................................Delaware
Russell Investment Funds (and its 5 funds) -  85.48%...............Massachusetts
Saskatoon Centre, Limited - 100% (inactive)......................Ontario, Canada

                                                                 Jurisdiction of
NML Securities Holdings, LLC  - 100%                              Incorporation

Alexandra International Sales, Inc. - 100% .......................Virgin Islands
Baraboo, Inc. - 100% ...................................................Delaware
Brendan International Sales, Inc. - 100%..........................Virgin Islands
Brian International Sales, Inc. - 100%............................Virgin Islands
Carlisle Ventures, Inc. - 100%..........................................Delaware
Chateau, Inc. - 100%....................................................Delaware
Chateau I, LP - 100%....................................................Delaware
Coral, Inc. - 100%......................................................Delaware
Elderwood International Sales, Inc. - 100%........................Virgin Islands
Elizabeth International Sales, Inc. - 100%........................Virgin Islands
Hazel, Inc. - 100%......................................................Delaware
Higgins, Inc. - 100%....................................................Delaware
Highbrook International Sales, Inc. - 100%........................Virgin Islands
Hobby, Inc. - 100%......................................................Delaware
Jack International Sales, Inc. - 100%.............................Virgin Islands
Justin International FSC, Inc. - 100%.............................Virgin Islands
KerryAnne International Sales, Inc. - 100%........................Virgin Islands
Klode, Inc. - 100%......................................................Delaware
Kristiana International Sales, Inc. - 100%........................Virgin Islands
Lake Bluff, Inc. - 100% (inactive)......................................Delaware
Lydell, Inc. - 100%.....................................................Delaware
Mallon International Sales, Inc. - 100%...........................Virgin Islands
Maroon, Inc. - 100%.....................................................Delaware
Mason & Marshall, Inc. - 100%...........................................Delaware
Nicolet, Inc. - 100%....................................................Delaware
NML Development Corporation - 100%......................................Delaware
North Van Buren, Inc. - 100%............................................Delaware
Northwestern Ellis Company - 100%...........................Novia Scotia, Canada
Northwestern Mutual Life
 International, Inc. - 100%.............................................Delaware
Northwestern  Securities Partnership Holdings, LLC - 100%...............Delaware
NR2004-1, LLC - 100%....................................................Delaware
NW Pipeline, Inc. - 100%...................................................Texas
Painted Rock Development Corporation - 100%..............................Arizona
Park Forest Northeast, Inc. - 100%......................................Delaware
Regina International Sales, Inc. - 100%...........................Virgin Islands
Sean International Sales, Inc. - 100%.............................Virgin Islands
Stadium and Arena Management, Inc. - 100%...............................Delaware
Travers International Sales, Inc. - 100%..........................Virgin Islands
Tupelo, Inc. - 100% ....................................................Delaware
White Oaks, Inc. - 100%.................................................Delaware

                                                                 Jurisdiction of
NML Real Estate Holdings, LLC  - 100%                             Incorporation

Amber, LLC - 100%.......................................................Delaware
Bayridge, LLC - 100%....................................................Delaware
Burgundy, LLC- 100%.....................................................Delaware
Cass Corporation - 100%.................................................Delaware
Diversey, Inc. - 100%...................................................Delaware
Elizabeth Lakes Associates - 100% (inactive)............................Michigan
Green Room Properties, LLC - 100%.......................................Delaware
INV Corp. - 100%........................................................Delaware
Larkin, Inc. - 100%.....................................................Delaware
Logan, Inc. - 100%......................................................Delaware
Mitchell, Inc. - 100%...................................................Delaware
New Arcade, LLC - 100%.................................................Wisconsin
Northwestern Real Estate Partnership Holdings, LLC - 100%...............Delaware
Olive, Inc. - 100%......................................................Delaware
RE Corporation - 100%...................................................Delaware
Rocket Sports, Inc. - 100%.................................................Texas
Russet, Inc. - 100% ....................................................Delaware
St. James Apartments, LLC - 100% .......................................Delaware
Solar Resources, Inc. - 100%...........................................Wisconsin
Summerhill Management, LLC - 100%.......................................Delaware
Summerhill Property, LLC - 100%.........................................Delaware
Summit Mall, LLC - 100%.................................................Delaware

(1) Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2004, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.
(2) Aggressive Growth Stock, Asset Allocation, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Large Cap Core Stock, Municipal Bond, Select Bond, Small Cap Growth Stock.
(3) Aggressive Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 27. Number of Contract Owners

         As of March 31, 2005, 253,034 variable annuity contracts issued in connection with NML Variable Annuity Account B were outstanding. 209,777 such contracts were issued as contracts for plans qualifying for special treatment under various provisions of the Internal Revenue Code. 43,257 such contracts were not so issued.

Item 28. Indemnification

         That portion of the By-laws of Northwestern Mutual relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as an exhibit to the registration statement for Northwestern Mutual Variable Life Account on July 15, 1998.

Item 29. Principal Underwriters

        (a) Northwestern Mutual Investment Services, LLC ("NMIS"), the co-depositor of the Registrant, may be considered the principal underwriter currently distributing securities of the Registrant. NMIS is also co-depositor, and may be considered the principal underwriter, for Northwestern Mutual Variable Life Account, a separate investment account of Northwestern Mutual registered under the Investment Company Act of 1940 as a unit investment trust. In addition, NMIS is the principal underwriter for Mason Street Funds, Inc., a management investment company registered as such under the Investment Company Act of 1940.

        (b)    The directors and officers of NMIS are as follows:

Name                          Position
----                          --------
Rebekah B. Barsch             Director, Annuities
William H. Beckley            Director
Mark S. Bishop                Director, Field Supervision
Robert A. Brooks              Sales Desk Manager
Steven T. Catlett             Vice President, Investment Products
Walter J. Chossek             Treasurer
Eric P. Christophersen        Vice President and Chief Compliance Officer
David J. Dorshorst            Director, Field Services and Support
Christina H. Fiasca           Director
Carol J. Flemma               Director, Business Development
John Ford                     Regional Vice President
Stephen J. Frankl             Director, Field Training and Development
Don P. Gehrke                 Director, Retail Investment Operations
Mark J. Gmach                 Regional Vice President, Field Supervision
John M. Grogan                Vice President, Field Services and Support
Richard L. Hall               Senior Vice President, Life Product
Diane B. Horn                 Director, NMIS Compliance
Robert J. Johnson             Director, Field Compliance and Review
Mark A. Kaprelian             Secretary
John C. (Chris) Kelly         Assistant Treasurer
John L. Kordsmeier            Vice President, Variable Life Sales
Patricia A. Krueger           Director, Annuity Operations
Mac McAuliffe                 Regional Vice President
Jean M. Maier                 Senior Vice President, Compliance/Best Practices
Allan J. McDonell             Director, Retail Investment Services

Joanne M. Migliaccio          Director, Field Services and Support
Lynn A. Milewski              Director, Annuity Operations
Jennifer Murphy               Assistant Secretary
John E. Muth                  Director, Marketing Materials Review
Jeffrey J. Niehaus            Director, Business Retirement Markets
Gregory C. Oberland           Senior Vice President, Insurance Operations
Jennifer O'Leary              Assistant Treasurer
Daniel J. O'Meara             Regional Vice President, Field Supervision
Chris E. Peterson             Regional Vice President
Richard R. Richter            Regional Vice President, Field Management
Daniel A. Riedl               Director; President and CEO
Charles D. Robinson           Director
Robin E. Rogers               Assistant Director, Field Services and Support
John E. Schlifske             Director
Richard P. Snyder             Director, Mutual Funds
Leonard F. Stecklein          Senior Vice President, Investment Product
                               Operations
Kellen A. Thiel               Director, Managed Products
J. Edward Tippetts            Vice President, Field Development
Donald G. Tyler               Vice President, Investment Product Sales
Thomas A. Waisnor             Regional Vice President
Donald R. Wilkinson           Vice President, Field Management
Brian D. Wilson               Regional Vice President
Robert E. Zysk                Assistant Treasurer

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

        (c) During 2004 life insurance agents of Northwestern Mutual who are also registered representatives of NMIS received commissions, including general agent overrides, in the aggregate amount of $29,827,016 for sales of variable annuity contracts, and interests therein, issued in connection with the Registrant.

Item 30. Location of Accounts and Records

        All accounts, books or other documents required to be maintained in connection with the Registrant's operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 31. Management Services

        There are no contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 32. Undertakings

        (a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

        (b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of

Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

        (c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

        (d) Reference is made to the indemnification provisions disclosed in response to Item 28. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the registered securities, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        (e) The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the contracts.

                                   SIGNATURES

        As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NML Variable Annuity Account B, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 26th day of April, 2005.

                                             NML VARIABLE ANNUITY ACCOUNT B
                                             (Registrant)

                                             By THE NORTHWESTERN MUTUAL LIFE
                                                INSURANCE COMPANY
                                                (Depositor)

Attest: /s/ ROBERT J. BERDAN                 By: /s/ EDWARD J. ZORE
        -------------------------------          -------------------------------
        Robert J. Berdan,                        Edward J. Zore, President
        Vice President, General Counsel          and Chief Executive Officer
        and Secretary
                                             By NORTHWESTERN MUTUAL
                                                INVESTMENT SERVICES, LLC

Attest: /s/ MARK A. KAPRELIAN                By: /s/ DANIEL A. RIEDL
        -------------------------------          -------------------------------
        Mark A. Kaprelian, Secretary             Daniel A. Riedl,  President and
                                                 CEO

        As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositors on the 26th day of April, 2005.

                                             THE NORTHWESTERN MUTUAL LIFE
                                             INSURANCE COMPANY
                                             (Depositor)

Attest: /s/ ROBERT J. BERDAN                 By: /s/ EDWARD J. ZORE
        -------------------------------          -------------------------------
        Robert J. Berdan,                        Edward J. Zore, President
        Vice President, General Counsel          and Chief Executive Officer
        and Secretary
                                             NORTHWESTERN MUTUAL INVESTMENT
                                             SERVICES, LLC
                                             (Depositor)

Attest: /s/ MARK A. KAPRELIAN                By: /s/ DANIEL A. RIEDL
        -------------------------------          -------------------------------
        Mark A. Kaprelian, Secretary             Daniel A. Riedl,  President and
                                                 CEO

        As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

Signature                                    Title
---------                                    -----
/s/ EDWARD J. ZORE                           Trustee, President and
-------------------------------------        Chief Executive Officer;
Edward J. Zore                               Principal Executive Officer

/s/ GARY A. POLINER                          Senior Vice President and
-------------------------------------        Chief Financial Officer;
Gary A. Poliner                              Principal Financial Officer

/s/ JOHN C. KELLY                            Vice President and Controller;
-------------------------------------        Principal Accounting Officer
John C. Kelly

/s/ J. THOMAS LEWIS*                         Trustee
-------------------------------------
J. Thomas Lewis

/s/ PATRICIA ALBJERG GRAHAM*                 Trustee
-------------------------------------
Patricia Albjerg Graham

/s/ STEPHEN F. KELLER*                       Trustee
-------------------------------------
Stephen F. Keller

/s/ PIERRE S. du PONT*                       Trustee
-------------------------------------
Pierre S. du Pont

/s/ J. E. GALLEGOS*                          Trustee
-------------------------------------
J. E. Gallegos

/s/ KATHRYN D. WRISTON*                      Trustee
-------------------------------------
Kathryn D. Wriston

/s/ BARRY L. WILLIAMS*                       Trustee
-------------------------------------
Barry L. Williams

/s/ DANIEL F. MCKEITHAN, JR.*                Trustee
-------------------------------------
Daniel F. McKeithan, Jr.

/s/ JAMES D. ERICSON*                        Trustee
-------------------------------------
James D. Ericson

/s/ EDWARD E. BARR*                          Trustee
-------------------------------------
Edward E. Barr

/s/ ROBERT C. BUCHANAN*                      Trustee
-------------------------------------
Robert C. Buchanan

/s/ SHERWOOD H. SMITH, JR.*                  Trustee
-------------------------------------
Sherwood H. Smith, Jr.

/s/ H. MASON SIZEMORE, JR.*                  Trustee
-------------------------------------
H. Mason Sizemore, Jr.

/s/ JOHN J. STOLLENWERK*                     Trustee
-------------------------------------
John J. Stollenwerk

/s/ GEORGE A. DICKERMAN*                     Trustee
-------------------------------------
George A. Dickerman

/s/ JOHN E. STEURI*                          Trustee
-------------------------------------
John E. Steuri

/s/ STEPHEN N. GRAFF*                        Trustee
-------------------------------------
Stephen N. Graff

/s/ BARBARA A. KING*                         Trustee
-------------------------------------
Barbara A. King

/s/ PETER M. SOMMERHAUSER*                   Trustee
-------------------------------------
Peter M. Sommerhauser

/s/ JAMES P. HACKETT*                        Trustee
-------------------------------------
James P. Hackett

/s/ JOHN M. BREMER*                          Trustee
-------------------------------------
John M. Bremer

/s/ PETER W. BRUCE*                          Trustee
-------------------------------------
Peter W. Bruce

/s/ DAVID A. ERNE*                           Trustee
-------------------------------------
David A. Erne

/s/ MARGERY KRAUS*                           Trustee
-------------------------------------
Margery Kraus

                                             Trustee
-------------------------------------
Connie K. Duckworth

                                             Trustee
-------------------------------------
Ulice Payne, Jr.

*By: /s/ EDWARD J. ZORE
     --------------------------------
     Edward J. Zore, Attorney in fact,
     pursuant to the Power of Attorney filed with Post-Effective
     Amendment No. 6 on February 28, 2005

Each of the signatures is affixed as of April 26, 2005

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-4
                        POST-EFFECTIVE AMENDMENT NO. 7 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                          MASON STREET VARIABLE ANNUITY

--------------------------------------------------------------------------------
Exhibit           Description
--------------------------------------------------------------------------------
(b)(4)(a)(1)      Form of  Flexible Payment Variable Annuity     Filed herewith
                  Contract, RR.V.B.MSNST.(0803) and Amendment
                  of Contract to Qualify as an Annuity for
                  non-tax qualified business (032000) (sex
                  neutral)
--------------------------------------------------------------------------------
(b)(4)(b)(1)      Variable Annuity Contract                      Filed herewith
                  RR.V.A.B.MSNST.(0803) Payment Rate Tables
                  (sex distinct)
--------------------------------------------------------------------------------
(b)(4)(c)         Enhanced Death Benefit Rider, VA.EDB.(0803)    Filed herewith
--------------------------------------------------------------------------------
(b)(5)(1)         Form of Application (0300)                     Filed herewith
--------------------------------------------------------------------------------
(b)(10)           Consent of PricewaterhouseCoopers LLP dated    Filed herewith
                  April 26, 2005
--------------------------------------------------------------------------------